                                                                    EXHIBIT 10.1

================================================================================

                         HELEN OF TROY LIMITED (BERMUDA)
                               HELEN OF TROY L.P.
                        HELEN OF TROY LIMITED (BARBADOS)

                $100,000,000 Floating Rate Series A Senior Notes
                                due June 29, 2009

                 $50,000,000 Floating Rate Series B Senior Notes
                                due June 29, 2011

                 $75,000,000 Floating Rate Series C Senior Notes
                                due June 29, 2014

                                ----------------

                             NOTE PURCHASE AGREEMENT

                                ----------------

                            DATED AS OF JUNE 29, 2004

================================================================================

                                TABLE OF CONTENTS

       SECTION                                                HEADING                                              PAGE
SECTION 1.                 AUTHORIZATION OF NOTES................................................................    1

       Section 1.1.        Description of Notes..................................................................    1
       Section 1.2.        Interest Rate.........................................................................    2

SECTION 2.                 SALE AND PURCHASE OF NOTES; SUBSIDIARY GUARANTY.......................................    2

       Section 2.1.        Sale and Purchase of Notes............................................................    2
       Section 2.2.        Subsidiary Guaranty...................................................................    2

SECTION 3.                 CLOSING...............................................................................    3

SECTION 4.                 CONDITIONS TO CLOSING.................................................................    3

       Section 4.1.        Representations and Warranties........................................................    3
       Section 4.2.        Performance; No Default...............................................................    4
       Section 4.3.        Compliance Certificates...............................................................    4
       Section 4.4.        Opinions of Counsel...................................................................    4
       Section 4.5.        Purchase Permitted by Applicable Law, Etc. ...........................................    5
       Section 4.6.        Related Transactions..................................................................    5
       Section 4.7.        Payment of Special Counsel Fees.......................................................    5
       Section 4.8.        Private Placement Number..............................................................    5
       Section 4.9.        Changes in Corporate Structure........................................................    5
       Section 4.10.       Subsidiary Guaranty...................................................................    6
       Section 4.11.       Proceedings and Documents.............................................................    6
       Section 4.12.       Evidence of Consent to Receive Service of Process.....................................    6

SECTION 5.                 REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS........................................    6

       Section 5.1.        Organization; Power and Authority.....................................................    6
       Section 5.2.        Authorization, Etc. ..................................................................    6
       Section 5.3.        Disclosure............................................................................    7
       Section 5.4.        Organization and Ownership of Shares of Subsidiaries; Affiliates......................    7
       Section 5.5.        Financial Statements..................................................................    8
       Section 5.6.        Compliance with Laws, Other Instruments, Etc. ........................................    8
       Section 5.7.        Governmental Authorizations, Etc. ....................................................    8
       Section 5.8.        Litigation; Observance of Statutes and Orders.........................................    8
       Section 5.9.        Taxes.................................................................................    9
       Section 5.10.       Title to Property; Leases.............................................................    9
       Section 5.11.       Licenses, Permits, Etc. ..............................................................    9
       Section 5.12.       Compliance with ERISA.................................................................    9
       Section 5.13.       Private Offering by the Obligors......................................................   10
       Section 5.14.       Use of Proceeds; Margin Regulations...................................................   10

       Section 5.15.       Existing Debt; Future Liens...........................................................   11
       Section 5.16.       Foreign Assets Control Regulations, Etc. .............................................   11
       Section 5.17.       Status under Certain Statutes.........................................................   11
       Section 5.18.       Environmental Matters.................................................................   11
       Section 5.19.       Notes Rank Pari Passu.................................................................   12

SECTION 6.                 REPRESENTATIONS OF THE PURCHASER......................................................   12

       Section 6.1.        Purchase for Investment...............................................................   12
       Section 6.2.        Accredited Investor...................................................................   12
       Section 6.3.        Source of Funds.......................................................................   13

SECTION 7.                 INFORMATION AS TO COMPANY.............................................................   14

       Section 7.1.        Financial and Business Information....................................................   14
       Section 7.2.        Officer's Certificate.................................................................   17
       Section 7.3.        Inspection............................................................................   17

SECTION 8.                 PAYMENT OF THE NOTES..................................................................   18

       Section 8.1.        Required Payments.....................................................................   18
       Section 8.2.        Optional Prepayments..................................................................   18
       Section 8.3.        Allocation of Partial Prepayments.....................................................   19
       Section 8.4.        Maturity; Surrender, Etc. ............................................................   19
       Section 8.5.        Purchase of Notes.....................................................................   19
       Section 8.6.        Withholding Taxes.....................................................................   20

SECTION 9.                 AFFIRMATIVE COVENANTS.................................................................   21

       Section 9.1.        Compliance with Law...................................................................   21
       Section 9.2.        Insurance.............................................................................   21
       Section 9.3.        Maintenance of Properties.............................................................   21
       Section 9.4.        Payment of Taxes and Claims...........................................................   22
       Section 9.5.        Corporate Existence, Etc. ............................................................   22
       Section 9.6.        Additional Subsidiary Guarantors......................................................   22

SECTION 10.                NEGATIVE COVENANTS....................................................................   23

       Section 10.1.       Consolidated Net Worth................................................................   23
       Section 10.2.       Limitations on Total Capitalization; Consolidated Debt................................   23
       Section 10.3.       Priority Debt.........................................................................   24
       Section 10.4.       Limitation on Liens...................................................................   24
       Section 10.5.       Sales of Asset........................................................................   26
       Section 10.6.       Merger and Consolidation..............................................................   27
       Section 10.7.       Nature of Business....................................................................   28
       Section 10.8.       Transactions with Affiliates..........................................................   28

SECTION 11.                EVENTS OF DEFAULT.....................................................................   28

SECTION 12.                REMEDIES ON DEFAULT, ETC. ............................................................   31

       Section 12.1.       Acceleration..........................................................................   31
       Section 12.2.       Other Remedies........................................................................   31
       Section 12.3.       Rescission............................................................................   32
       Section 12.4.       No Waivers or Election of Remedies, Expenses, Etc. ...................................   32

SECTION 13.                REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.........................................   32

       Section 13.1.       Registration of Notes.................................................................   32
       Section 13.2.       Transfer and Exchange of Notes........................................................   32
       Section 13.3.       Replacement of Notes..................................................................   33

SECTION 14.                GUARANTY..............................................................................   34

       Section 14.1.       Guaranty..............................................................................   34
       Section 14.2.       Guaranty of Payment and Performance...................................................   34
       Section 14.3.       General Provisions Relating to the Guaranty...........................................   34

SECTION 15.                PAYMENTS ON NOTES.....................................................................   38

       Section 15.1.       Place of Payment......................................................................   38
       Section 15.2.       Home Office Payment...................................................................   39

SECTION 16.                EXPENSES, ETC. .......................................................................   39

       Section 16.1.       Transaction Expenses..................................................................   39
       Section 16.2.       Survival..............................................................................   39

SECTION 17.                SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT..........................   40

SECTION 18.                AMENDMENT AND WAIVER..................................................................   40

       Section 18.1.       Requirements..........................................................................   40
       Section 18.2.       Solicitation of Holders of Notes......................................................   40
       Section 18.3.       Binding Effect, Etc. .................................................................   41
       Section 18.4.       Notes Held by Company, Etc. ..........................................................   41

SECTION 19.                NOTICES...............................................................................   41

SECTION 20.                REPRODUCTION OF DOCUMENTS.............................................................   42

SECTION 21.                CONFIDENTIAL INFORMATION..............................................................   42

SECTION 22.                SUBSTITUTION OF PURCHASER.............................................................   43

SECTION 23.                MISCELLANEOUS.........................................................................   44

       Section 23.1.       Successors and Assigns................................................................   44
       Section 23.2.       Payments Due on Non-Business Days.....................................................   44
       Section 23.3.       Severability..........................................................................   44
       Section 23.4.       Construction..........................................................................   44
       Section 23.5.       Counterparts..........................................................................   44
       Section 23.6.       Governing Law.........................................................................   44
       Section 23.7.       Consent to Jurisdiction; Service of Process; Judgment Currency; Waiver
                               of Jury Trial.....................................................................   44
       Section 23.8.       Process Agent.........................................................................   46
       Section 23.9.       Maximum Interest Payable..............................................................   46

SCHEDULE A       -- INFORMATION RELATING TO PURCHASERS

SCHEDULE B       -- DEFINED TERMS

SCHEDULE 4.9     -- Changes in Corporate Structure

SCHEDULE 5.4     -- Subsidiaries of the Parent Guarantor, Ownership of
                    Subsidiary Stock, Affiliates

SCHEDULE 5.5     -- Financial Statements

SCHEDULE 5.11    -- Licenses, Permits, Etc.

SCHEDULE 5.15    -- Existing Debt

SCHEDULE 10.1    -- Existing Investments

SCHEDULE 10.4    -- Existing Liens

EXHIBIT 1        -- Form of Floating Rate Series A Senior Notes due June 29,
                    2009

EXHIBIT 2        -- Form of Floating Rate Series B Senior Notes due June 29,
                    2011

EXHIBIT 3        -- Form of Floating Rate Series C Senior Notes due June 29,
                    2014

EXHIBIT 2.2      -- Form of Subsidiary Guaranty

EXHIBIT 4.4(a)   -- Form of Opinion of Special U.S. Counsel to the Company

EXHIBIT 4.4(b)   -- Form of Opinion of Special Barbados Counsel to the Company

EXHIBIT 4.4(c)   -- Form of Opinion of Special Bermuda Counsel to the Company

EXHIBIT 4.4(d)   -- Form of Opinion of Special U.S. Counsel to the Purchasers

EXHIBIT 4.4(e)   -- Form of Opinion of Special Barbados Counsel to the
                    Purchasers

EXHIBIT 4.4(f)   -- Form of Opinion of Special Bermuda Counsel to the Purchasers

                         HELEN OF TROY LIMITED (BERMUDA)
                               HELEN OF TROY L.P.
                        HELEN OF TROY LIMITED (BARBADOS)
                              1 HELEN OF TROY PLAZA
                              EL PASO, TEXAS 79912

                $100,000,000 FLOATING RATE SERIES A SENIOR NOTES
                                DUE JUNE 29, 2009

                 $50,000,000 FLOATING RATE SERIES B SENIOR NOTES
                                DUE JUNE 29, 2011

                 $75,000,000 FLOATING RATE SERIES C SENIOR NOTES
                                DUE JUNE 29, 2014

                                                                     Dated as of
                                                                   June 29, 2004

TO THE PURCHASERS LISTED IN
       THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

      Each of HELEN OF TROY LIMITED, a Bermuda company (the "Parent Guarantor"), Helen of Troy L.P., a Texas limited partnership (the "Company"), and Helen of Troy Limited, a Barbados company ("Troy Barbados" and, together with the Parent Guarantor, the "Guarantors"), agrees with the Purchasers listed in the attached Schedule A (the "Purchasers") to this Note Purchase Agreement (this "Agreement") as follows:

SECTION 1. AUTHORIZATION OF NOTES.

      Section 1.1. Description of Notes. The Company will authorize the issue and sale of (i) $100,000,000 Floating Rate Series A Senior Notes due June 29, 2009 (the "Series A Notes") (ii) $50,000,000 Floating Rate Series B Senior Notes due June 29, 2011 (the "Series B Notes,"), and (iii) $75,000,000 Floating Rate Series C Senior Notes due June 29, 2014 (the "Series C Notes," and together with the Series A Notes and the Series B Notes, the "Notes", such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement). The Series A Notes, the Series B Notes and the Series C Notes shall be substantially in the form set out in Exhibits 1, 2 and 3, respectively, with such changes therefrom, if any, as may be approved by the Purchasers and the Company. The payment of all amounts to become due under the Notes shall at all times be unconditionally and absolutely guaranteed by the Guarantors pursuant to the terms and provisions of Section 14 hereof (the Parent Guarantor, the Company and Troy Barbados are each individually referred to as an "Obligor" and collectively referred to as the "Obligors"). Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

    Section 1.2. Interest Rate. (a) The Notes shall bear interest (computed on the basis of a 360-day year and actual days elapsed) on the unpaid principal thereof from the date of issuance at a floating rate equal to the Adjusted LIBOR Rate from time to time, payable quarterly on the 29th day of March, June, September and December and at maturity, commencing on September 29, 2004, until such principal sum shall have become due and payable (whether at maturity, upon notice of prepayment or otherwise) (each such date being referred to herein as an "Interest Payment Date") and interest (so computed) on any overdue principal from the due date thereof (whether by acceleration or otherwise) at the Default Rate until paid.

      (b) The Adjusted LIBOR Rate for the Notes shall be determined by the Company, and notice thereof shall be given to the holders of the Notes, within three Business Days after the beginning of each Interest Period, together with a copy of the relevant screen used for the determination of LIBOR, a calculation of Adjusted LIBOR Rate for such Interest Period, the number of days in such Interest Period, the date on which interest for such Interest Period will be paid and the amount of interest to be paid to each holder of Notes on such date. In the event that the holders of more than 50% in aggregate principal amount of the outstanding Notes do not concur with such determination by the Company, within ten Business Days after receipt by such holders of the notice delivered by the Company pursuant to the immediately preceding sentence, such holders of the Notes shall provide notice to the Company, together with a copy of the relevant screen used for the determination of LIBOR, a calculation of Adjusted LIBOR Rate for such Interest Period, the number of days in such Interest Period, the date on which interest for such Interest Period will be paid and the amount of interest to be paid to each holder of Notes on such date, and any such determination made in accordance with the provisions of this Agreement, shall be presumptively correct absent manifest error.

SECTION 2. SALE AND PURCHASE OF NOTES; SUBSIDIARY GUARANTY.

    Section 2.1. Sale and Purchase of Notes. Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, the Notes in the principal amount specified opposite such Purchaser's name in Schedule A at the purchase price of 100% of the principal amount thereof. The obligations of each Purchaser hereunder are several and not joint obligations and each Purchaser shall have no obligation and no liability to any Person for the performance or nonperformance by any other Purchaser hereunder.

    Section 2.2. Subsidiary Guaranty. (a) The payment by the Company of all amounts due with respect to the Notes and the performance by the Company of its obligations under this Agreement will be absolutely and unconditionally guaranteed by the Subsidiary Guarantors pursuant to the Subsidiary Guaranty Agreement dated as of even date herewith, which shall be substantially in the form of Exhibit 2.2 attached hereto, and otherwise in accordance with the provisions of Section 9.6 hereof (the "Subsidiary Guaranty").

      (b) The holders of the Notes agree to discharge and release any Subsidiary Guarantor from the Subsidiary Guaranty upon the written request of the Company, provided that (i) such Subsidiary Guarantor has been released and discharged (or will be released and discharged concurrently with the release of such Subsidiary Guarantor under the Subsidiary Guaranty) as an obligor and guarantor under and in respect of each Bank Credit Agreement and the Company so certifies to the holders of the Notes in a certificate of a Responsible Officer, (ii) at the time of such release and discharge, the Company shall deliver a certificate of a Responsible Officer to the holders of the Notes stating that no Default or Event of Default exists, and (iii) if any fee or other form of consideration is given to any holder of Debt of the Company as consideration for or as an inducement to consenting to the release and discharge of such Subsidiary Guarantor as an obligor or guarantor of such Debt, the holders of the Notes shall receive equivalent consideration for granting their consent to the release and discharge of such Subsidiary Guarantor from the Subsidiary Guaranty (a "Collateral Release").

SECTION 3. CLOSING.

      The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603 at 10:00 a.m. Chicago time, at a closing (the "Closing Date") on June 29, 2004 or on such other Business Day thereafter on or prior to July 1, 2004 as may be agreed upon by the Company and the Purchasers. On the Closing Date, the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing Date and registered in such Purchaser's name (or in the name of such Purchaser's nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to Account Number 004783241250, at Bank of America, Dallas, Texas, ABA Number 111-000-025, in the Account Name of "Helen of Troy L.P." If, on the Closing Date, the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser's satisfaction, such Purchaser shall, at such Purchaser's election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

SECTION 4. CONDITIONS TO CLOSING.

      The obligation of each Purchaser to purchase and pay for the Notes to be sold to such Purchaser at the Closing Date is subject to the fulfillment to such Purchaser's satisfaction, prior to or on the Closing Date, of the following conditions applicable to the Closing Date:

    Section 4.1. Representations and Warranties.

      (a) Representations and Warranties of the Obligors. The representations and warranties of each Obligor in this Agreement shall be correct when made and at the time of the Closing Date.

      (b) Representations and Warranties of the Subsidiary Guarantors. The representations and warranties of the Subsidiary Guarantors in the Subsidiary Guaranty shall be correct when made and at the time of the Closing Date.

      Section 4.2. Performance; No Default. The Obligors and each Subsidiary Guarantor shall have performed and complied with all agreements and conditions contained in this Agreement and the Subsidiary Guaranty required to be performed or complied with by the Obligors and each such Subsidiary Guarantor prior to or on the Closing Date, and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing. None of the Obligors or any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 hereof had such Section applied since such date.

    Section 4.3. Compliance Certificates.

      (a) Officer's Certificate of the Obligors. Each Obligor shall have delivered to such Purchaser an Officer's Certificate, dated the Closing Date, certifying that the conditions specified in Sections 4.1(a), 4.2 and 4.9 have been fulfilled.

      (b) Secretary's Certificate of the Obligors. Each Obligor shall have delivered to such Purchaser a certificate, dated the Closing Date, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement.

      (c) Officer's Certificate of the Subsidiary Guarantors. Each Subsidiary Guarantor shall have delivered to such Purchaser an Officer's Certificate, dated the Closing Date, certifying that the conditions specified in Sections 4.1(b),
4.2 and 4.9 have been fulfilled.

      (d) Secretary's Certificate of the Subsidiary Guarantors. Each Subsidiary Guarantor shall have delivered to such Purchaser a certificate, dated the Closing Date, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Subsidiary Guaranty.

    Section 4.4. Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the Closing Date (a) from Baker & McKenzie, special counsel for the Obligors, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or such Purchaser's counsel may reasonably request (and the Parent Guarantor hereby instructs its counsel to deliver such opinion to such Purchaser), (b) from Clark, Gittens & Farmer, special Barbados counsel for Troy Barbados, covering the matters set forth in Exhibit 4.4(b) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or such Purchaser's counsel may reasonably request (and Troy Barbados hereby instructs its Barbados counsel to deliver such opinion to such Purchaser), (c) from Conyers, Dill & Pearman, special Bermuda counsel for the Parent Guarantor, covering the matters set forth in Exhibit 4.4(c) and covering such other matters incident to the transactions contemplated hereby as such

Purchaser or such Purchaser's counsel may reasonably request (and the Parent Guarantor hereby instructs its Bermuda counsel to deliver such opinion to such Purchaser), (d) from Chapman and Cutler LLP, the Purchasers' special counsel in connection with such transactions, substantially in the form set forth in
Exhibit 4.4(d) and covering such other matters incident to such transactions as such Purchaser may reasonably request, (e) from Chancery Chambers, the Purchasers' special Barbados counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(e) and covering such other matters incident to such transactions as such Purchaser may reasonably request, and (f) from Appleby Spurling Hunter, the Purchasers' special Bermuda counsel in connection with such transactions, substantially in the form set forth in
Exhibit 4.4(f) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

    Section 4.5. Purchase Permitted by Applicable Law, Etc. On the Closing each purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which each Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject any Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by any Purchaser, such Purchaser shall have received an Officer's Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

    Section 4.6. Related Transactions. The Company shall have consummated the sale of the entire principal amount of the Notes scheduled to be sold on the Closing Date pursuant to this Agreement.

    Section 4.7. Payment of Special Counsel Fees. Without limiting the provisions of Section 16.1, the Company shall have paid on or before the Closing Date, the reasonable fees, reasonable charges and reasonable disbursements of the Purchasers' special counsel and special Bermuda and Barbados counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing Date.

    Section 4.8. Private Placement Number. A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each Series of Notes.

    Section 4.9. Changes in Corporate Structure. None of the Obligors nor any Subsidiary Guarantor shall have changed its jurisdiction of organization or, except as reflected in Schedule 4.9, been a party to any merger or consolidation, or shall have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

    Section 4.10. Subsidiary Guaranty. The Subsidiary Guaranty shall have been duly authorized, executed and delivered by each Subsidiary Guarantor, shall constitute the legal, valid and binding contract and agreement of each Subsidiary Guarantor and such Purchaser shall have received a true, correct and complete copy thereof.

    Section 4.11. Proceedings and Documents. All corporate or other organizational proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and such Purchaser's special counsel, and such Purchaser and such Purchaser's special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such Purchaser's special counsel may reasonably request.

    Section 4.12. Evidence of Consent to Receive Service of Process. Such Purchaser shall have received evidence, in form and substance satisfactory to it, of the consent of CT Corporation System in New York, New York to the appointment and designation provided for by Section 23.8 hereof and Section 27 of the Subsidiary Guaranty for the period from the date of Closing through June 29, 2015 (and the prepayment in full of all fees in respect thereof).

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS.

      Each Obligor represents and warrants to each Purchaser that:

    Section 5.1. Organization; Power and Authority. Each Obligor is a corporation (or, in the case of the Company, a partnership) duly organized, validly existing and, for each Obligor that is a corporation, good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Obligor has the requisite power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

    Section 5.2. Authorization, Etc. This Agreement has been duly authorized by all requisite action on the part of each Obligor, and this Agreement constitutes a legal, valid and binding obligation of each Obligor enforceable against each Obligor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and
(ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Notes have been duly authorized by all necessary partnership action on the part of the Company and, upon execution and delivery thereof, each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

    Section 5.3. Disclosure. The Obligors, through their agent, Banc of America Securities LLC, have delivered to each Purchaser a copy of a Private Placement Memorandum, dated May, 2004 (the "Memorandum"), relating to the transactions contemplated hereby. The financial statements listed in Schedule 5.5, the Memorandum, SEC Reports and the documents, certificates or other writings delivered to you by or on behalf of the Obligors fairly describe, in all material respects, the general nature of the business and principal properties of the Obligors and their Subsidiaries. This Agreement, the Memorandum, SEC Reports and the documents, certificates or other writings delivered to you by or on behalf of the Obligors in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Since February 29, 2004, except as described and disclosed in SEC Reports, there has been no change in the financial condition, operations, business or properties of the Obligors or any of their Restricted Subsidiaries except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to any Obligor that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to each Purchaser by or on behalf of the Obligors specifically for use in connection with the transactions contemplated hereby.

    Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 contains (except as noted therein) complete and correct lists of (i) the Parent Guarantor's Restricted and Unrestricted Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Parent Guarantor and each other Subsidiary, and all other Investments of the Parent Guarantor and its Restricted Subsidiaries, (ii) the Parent Guarantor's Affiliates, other than Subsidiaries, and (iii) the Parent Guarantor's directors and senior officers.

      (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Parent Guarantor and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Parent Guarantor or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

      (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

      (d) No Subsidiary is a party to, or otherwise subject to, any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Obligors or any of their Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

    Section 5.5. Financial Statements. The Obligors have delivered to each Purchaser copies of the financial statements of the Parent Guarantor and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Parent Guarantor and its Subsidiaries as of the respective dates specified in such financial statements and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

    Section 5.6. Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by each Obligor of this Agreement and the issue and sale of the Notes by the Company will not, except where such has no Material Adverse Effect, (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of any Obligor under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which any Obligor is bound or by which any Obligor or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to any Obligor, or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to any Obligor.

    Section 5.7. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by any Obligor of this Agreement or the Notes by the Company.

    Section 5.8. Litigation; Observance of Statutes and Orders. (a) There are no actions, suits or proceedings pending or, to the knowledge of any Obligor, threatened against or affecting any Obligor or any Restricted Subsidiary or any property of any Obligor or any Restricted Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

      (b) None of the Obligors nor any Restricted Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

    Section 5.9. Taxes. The Obligors and their Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Obligors or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. None of the Obligors knows of any basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Parent Guarantor and its Subsidiaries in respect of federal, state or other taxes for all fiscal periods are adequate. The federal income tax liabilities of the Parent Guarantor and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended February 28, 1999.

    Section 5.10. Title to Property; Leases. The Obligors and their Restricted Subsidiaries have good and sufficient title to their respective properties which the Obligors and their Restricted Subsidiaries own or purport to own that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Obligors or any Restricted Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

    Section 5.11. Licenses, Permits, Etc. Except as disclosed in Schedule 5.11:

            (a) the Obligors and their Restricted Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the Material rights of others;

            (b) to the best knowledge of the Obligors, no product of any Obligor or any of its Restricted Subsidiaries infringes in any Material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

            (c) to the best knowledge of the Obligors, there is no Material violation by any Person of any right of any Obligor or any of its Restricted Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by any Obligor or any of its Restricted Subsidiaries.

    Section 5.12. Compliance with ERISA. (a) The Obligors and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. None of the Obligors or any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Obligors or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Obligors or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

      (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $1,000,000 in the aggregate for all Plans. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

      (c) The Obligors and their ERISA Affiliates have not incurred any withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

      (d) The expected post-retirement benefit obligation (determined as of the last day of the Parent Guarantor's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Parent Guarantor's and its Subsidiaries is not Material.

      (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code. The representation by the Obligors in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of each Purchaser's representation in Section
6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

    Section 5.13. Private Offering by the Obligors. None of the Obligors or anyone acting on the Obligors' behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 39 other Institutional Investors, each of which has been offered the Notes in connection with a private sale for investment. None of the Obligors or anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

    Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Notes to finance, or refinance indebtedness incurred in connection with, the acquisition of Oxo International and for general corporate purposes of the Company.

No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Obligors in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Parent Guarantor and its Subsidiaries and the Parent Guarantor does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

    Section 5.15. Existing Debt; Future Liens. (a) Except as described therein,
Schedule 5.15 sets forth a complete and correct list of all outstanding Debt of the Parent Guarantor and its Restricted Subsidiaries as of May 31, 2004, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Parent Guarantor or its Restricted Subsidiaries. None of the Obligors or any Restricted Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of any Obligor or such Restricted Subsidiary, and no event or condition exists with respect to any Debt of any Obligor or any Restricted Subsidiary, that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

      (b) Except as disclosed in Schedule 5.15, none of the Obligors or any Restricted Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by
Section 10.4.

    Section 5.16. Foreign Assets Control Regulations, Etc. Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, or is in violation of any federal statute or Presidential Executive Order, including without limitation Executive Order 13224 66 Fed. Reg. 49079 (September 25, 2001) (Blocking Property and Prohibiting Transactions with Persons who Commit, Threaten to Commit or Support Terrorism), or The USA Patriot Act.

    Section 5.17. Status under Certain Statutes. None of the Obligors or any Restricted Subsidiary is an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, or is subject to regulation under the Public Utility Holding Company Act of 1935, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

    Section 5.18. Environmental Matters. None of the Obligors or any Restricted Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against any Obligor or any of its Restricted Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them, or other assets, alleging damage to the environment or any violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to each Purchaser in writing:

            (a) none of the Obligors or any Restricted Subsidiary has knowledge of any facts which would give rise to any claim, public or private, for violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties or to other assets now or formerly owned, leased or operated by any of them or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

            (b) none of the Obligors or any of its Restricted Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or has disposed of any Hazardous Materials in each case in a manner contrary to any Environmental Laws and in any manner that could reasonably be expected to result in a Material Adverse Effect; and

            (c) all buildings on all real properties now owned, leased or operated by the Obligors or any of their Restricted Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

    Section 5.19. Notes Rank Pari Passu. The respective obligations of the Obligors under this Agreement and the Notes rank pari passu in right of payment with all other senior unsecured Debt (actual or contingent) of the Obligors, including, without limitation, all senior unsecured Debt of the Obligors described in Schedule 5.15 hereto.

SECTION 6. REPRESENTATIONS OF THE PURCHASER.

    Section 6.1. Purchase for Investment. Each Purchaser represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds and not with a view to the distribution thereof (other than any Notes purchased by Banc of America Securities LLC on the Closing Date which are intended to be resold to a "qualified institutional buyer" pursuant to Rule 144A of the Securities Act), provided that the disposition of such Purchaser's or such pension or trust funds' property shall at all times be within such Purchaser's or such pension or trust funds' control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

    Section 6.2. Accredited Investor. Each Purchaser represents that it is an "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others are also "accredited investors").

    Section 6.3. Source of Funds. Each Purchaser represents that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by it to pay the purchase price of the Notes to be purchased by it hereunder:

            (a) the Source is an "insurance company general account" within the meaning of Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995) and there is no employee benefit plan, treating as a single plan all plans maintained by the same employer or employee organization, with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such plan, exceeds ten percent (10%) of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement for such Purchaser most recently filed with such Purchaser's state of domicile; or

            (b) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as such Purchaser prior to the execution and delivery of this Agreement has disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

            (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Obligors and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Obligors in writing pursuant to this paragraph (c) prior to the execution and delivery of this Agreement; or

            (d) the Source is a governmental plan; or

            (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which prior to the execution and delivery of this Agreement has been identified to the Obligors in writing pursuant to this paragraph (e); or

            (f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA; or

            (g) the Source is an insurance company separate account maintained solely in connection with the fixed contractual obligations of the insurance company under which the amounts payable, or credited, to any employee benefit plan (or its related trust) and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account.

If any Purchaser or any subsequent transferee of the Notes indicates that such Purchaser or such transferee is relying on any representation contained in paragraph (b), (c) or (e) above, the Obligors shall deliver on the date of issuance of such Notes and on the date of any applicable transfer a certificate, which shall either state that (i) it is neither a party in interest nor a "disqualified person" (as defined in Section 4975(e)(2) of the Code), with respect to any plan identified pursuant to paragraphs (b) or (e) above, or (ii) with respect to any plan, identified pursuant to paragraph (c) above, neither it nor any "affiliate" (as defined in Section V(c) of the QPAM Exemption) has at such time, and during the immediately preceding one year, exercised the authority to appoint or terminate said QPAM as manager of any plan identified in writing pursuant to paragraph (c) above or to negotiate the terms of said QPAM's management agreement on behalf of any such identified plan. As used in this
Section 6.3, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 7. INFORMATION AS TO COMPANY.

    Section 7.1. Financial and Business Information. The Obligors shall deliver to each holder of Notes that is an Institutional Investor:

            (a) Quarterly Statements -- within 60 days after the end of each quarterly fiscal period in each fiscal year of the Parent Guarantor (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

                  (i) a consolidated balance sheet of the Parent Guarantor and its Subsidiaries as at the end of such quarter, and

                  (ii) consolidated statements of income, changes in
            shareholders' equity and cash flows of the Parent Guarantor and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial

      Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Parent Guarantor's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

            (b) Annual Statements -- within 105 days after the end of each fiscal year of the Parent Guarantor, duplicate copies of,

                  (i) a consolidated balance sheet of the Parent Guarantor and its Subsidiaries, as at the end of such year, and

                  (ii) consolidated statements of income, changes in
            shareholders' equity and cash flows of the Parent Guarantor and its Subsidiaries, for such year,

      setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Parent Guarantor's Annual Report on Form 10-K for such fiscal year (together with the Parent Guarantor's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(b);

            (c) SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Obligors or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Obligors or any Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Obligors or any Subsidiary to the public concerning developments that are Material;

            (d) Notice of Default or Event of Default -- promptly, and in any event within five Business Days after a Responsible Officer becomes aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(g), a written notice specifying the nature and period of existence thereof and what action the Obligors are taking or propose to take with respect thereto;

            (e) ERISA Matters -- promptly, and in any event within five Business Days after a Responsible Officer becomes aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Obligors or an ERISA Affiliate propose to take with respect thereto:

                  (i) with respect to any Plan, any reportable event, as defined in Section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date thereof; or

                  (ii) the taking by the PBGC of steps to institute, or the
            threatening by the PBGC of the institution of, proceedings under
            Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by any Obligor or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                  (iii) any event, transaction or condition that could result in the incurrence of any liability by any Obligor or any ERISA Affiliate pursuant to Title I or IV of ERISA or the imposition of a penalty or excise tax under the provisions of the Code relating to employee benefit plans, or the imposition of any Lien on any of the rights, properties or assets of any Obligor or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

            (f) Notices from Governmental Authority -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to any Obligor or any Subsidiary from any federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

            (g) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of any Obligor or any of its Subsidiaries or relating to the ability of any Obligor to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

      Notwithstanding the foregoing, in the event that one or more Unrestricted Subsidiaries shall either (i) own more than 10% of the total consolidated assets of the Parent Guarantor and its Subsidiaries, or (ii) account for more than 10% of the consolidated gross revenues of the Parent Guarantor and its Subsidiaries, determined in each case in accordance with GAAP, then, within the respective periods provided in Section 7.1(a) and (b) above, the Obligors shall deliver to each holder of Notes that is an Institutional Investor, unaudited financial statements of the character and for the dates and periods as in said Sections 7.1(a) and (b) covering such group of Unrestricted Subsidiaries (on a consolidated basis), together with a consolidating statement reflecting eliminations or adjustments required to reconcile the financial statements of such group of Unrestricted Subsidiaries to the financial statements delivered pursuant to Sections 7.1(a) and (b).

      Section 7.2. Officer's Certificate. Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

            (a) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Obligors were in compliance with the requirements of Section 10.1 through Section 10.6 hereof, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

            (b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Obligors and their Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of any Obligor or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Obligors shall have taken or propose to take with respect thereto.

      Section 7.3. Inspection. The Obligors shall permit the representatives of each holder of Notes that is an Institutional Investor:

            (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to any Obligor, to visit the principal executive offices of the Obligors, to discuss the affairs, finances and accounts of the Obligors and their Subsidiaries with the Obligors' officers, and (with the consent of the Obligors, which consent will not be unreasonably withheld) their independent public accountants) and (with the consent of the Obligors, which consent will not be unreasonably withheld) to visit the other offices and properties of the Obligors and each Restricted Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

            (b) Default -- if a Default or Event of Default then exists, at the expense of the Obligors, to visit and inspect any of the offices or properties of the Obligors or any Restricted Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Obligors authorize said accountants to discuss the affairs, finances and accounts of the Obligors and their Subsidiaries), all at such times and as often as may be requested.

SECTION 8. PAYMENT OF THE NOTES.

      Section 8.1. Required Payments. (a) There are no required prepayments with respect to the Series A Notes. The entire unpaid principal amount of the Series A Notes shall become due and payable on June 29, 2009.

      (b) There are no required prepayments with respect to the Series B Notes. The entire unpaid principal amount of the Series B Notes shall become due and payable on June 29, 2011.

      (c) There are no required prepayments with respect to the Series C Notes. The entire unpaid principal amount of the Series C Notes shall become due and payable on June 29, 2014.

      Section 8.2. Optional Prepayments. (a) The Company may, at its option, upon notice as provided below, prepay all or any part of the Series A Notes at any time or from time to time in an amount not less than $2,000,000 in the aggregate principal amount of the Series A Notes then outstanding in the case of a partial prepayment (or such lesser amount as shall be required to effect a partial prepayment resulting from an offer of prepayment pursuant to Section 10.5). The Company may, at its option, upon notice as provided below, prepay all of either or both of the Series B Notes or Series C Notes at any time after the first annual anniversary date of the Closing or from time to time thereafter any part of Series B Notes or Series C Notes, in an amount not less than $2,000,000 in the aggregate principal amount of the Notes of such Series then outstanding in the case of a partial prepayment (or such lesser amount as shall be required to effect a partial prepayment resulting from an offer of prepayment pursuant to
Section 10.5). Any prepayment of the Notes of any Series pursuant to this
Section 8.2 shall be made at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus the Prepayment Premium and LIBOR Breakage Amount (unless the date specified for prepayment is an Interest Payment Date) determined for the prepayment date with respect to such principal amount of each Note then outstanding for the Series being prepaid. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 20 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the Series of Notes to be prepaid, the aggregate principal amount of the Notes of such Series to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the Prepayment Premium and estimated respective LIBOR Breakage Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes to be prepaid a certificate of a Senior Financial Officer specifying the calculation of each such LIBOR Breakage Amount as of the specified prepayment date.

      (b) The term "LIBOR Breakage Amount" shall mean any loss, cost or expense (other than lost profits) actually incurred by any holder of a Note as a result of any payment or prepayment of any Note on a day other than a regularly scheduled Interest Payment Date for such Note or at the scheduled maturity (whether voluntary, mandatory, automatic, by reason of acceleration or otherwise), and any loss or expense arising from the liquidation or reemployment of funds obtained by it or from fees payable to terminate the deposits from which such funds were obtained, provided that any such loss, cost or expense shall be limited to the time period from the date of such prepayment through the earlier of (i) the next interest payment date, or (ii) the maturity date of the Notes. Each holder shall determine the LIBOR Breakage Amount with respect to the principal amount of its Notes then being paid or prepaid (or required to be paid or prepaid) and shall provide written notice to the Obligor that issued such Note setting forth such determination in reasonable detail not less than five Business Days prior to the date of prepayment in the case of any prepayment pursuant to Section 8.2(a) and not less than one Business Day prior to the date of prepayment in the case of any payment required by Section 12.1. Each such determination shall be presumptively correct absent manifest error.

      Section 8.3. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes pursuant to the provisions of Section 8.2, the principal amount of the Notes of the Series to be prepaid shall be allocated among all of the Notes of such Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof. In the case of each other partial prepayment of the Notes, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.

      Section 8.4. Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Prepayment Premium, if any and LIBOR Breakage Amount. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Prepayment Premium, if any, and LIBOR Breakage Amount as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

      Section 8.5. Purchase of Notes. The Obligors will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to a written offer to purchase any outstanding Notes made by any Obligor or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions. If the holders of more than 33% of the principal amount of the Notes then outstanding accept such offer, the Obligors shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least three (3) Business Days from its receipt of such notice to accept such offer. The Obligors will promptly cancel all Notes acquired by them or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

      Section 8.6. Withholding Taxes. (a) Any and all payments required to be made hereunder or under the Notes by any Obligor shall be made in United States Dollars, free and clear of and without deduction for any and all present and future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto (excluding (A) taxes imposed on, or measured by reference to, the net income of, and franchise taxes imposed on, the holder of any Note by any of (i) the United States or any political subdivision thereof,
(ii) the state jurisdiction under the laws of which such holder is organized or in which it is otherwise doing business or (iii) any political subdivision thereof and (B) taxes imposed by deduction or withholding by the United States if a holder does not comply with Section 8.6(f) hereof) (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). Subject to Section 8.6(d), if any Obligor shall be required by law to deduct any Taxes from or in respect of any sum required to be paid hereunder or under the Notes to or for the benefit of the holder of any Note, (A) such sum shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums required to be paid under this Section 8.6) the amount received by such holder shall be equal to the sum which have been so received had no such deductions been made, (B) the Obligors shall make such deductions and (C) the Obligors shall pay the full amount of such deductions to the relevant taxation authority or other authority in accordance with applicable law. Notwithstanding anything to the contrary in this Section 8.6(a), if a holder of a Note shall not be a U.S. Person, the Obligors shall only be required to indemnify such holder for the amount of Taxes it would pay if such holder were a U.S. Person.

      (b) In addition, each Obligor agrees to pay any taxes which arise from any payment made hereunder or under any Note or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any Note (including, without limitation, any taxes imposed on amounts payable under this Section 8.6).

      (c) Each Obligor shall jointly and severally indemnify each holder of a Note for the full amount of taxes (including, without limitation, any taxes imposed by any jurisdiction on amounts payable under this Section 8.6) paid by such holder and any liability (including penalties, interest and expenses) arising therefrom or required to be paid with respect thereto. The holder of any Note agrees to notify the Obligors promptly of any payment of Taxes made by such holder and, if practicable, any request, demand or notice received in respect thereof prior to such payment. Each holder of a Note shall be entitled to payment of this indemnification within 30 days from the date such holder makes written demand therefor to the Obligors. A certificate as to the amount of such indemnification submitted to the Obligors by such holder, setting forth the calculation thereof, shall (absent manifest error) be conclusive and binding for all purposes.

      (d) In the event any Obligor desires to contest its liability for payment of any Taxes which it otherwise would be required to pay pursuant to Sections 8.6(a) or (b), an Obligor may elect not to make such payment, provided (i) such nonpayment is lawful and such Obligor has a reasonable basis, as set forth in an Officer's Certificate delivered to the holder of the relevant Note, for such nonpayment, (ii) such Obligor promptly commences and continues to pursue diligently a contest of such liability, (iii) such Obligor keeps the holder of the relevant Note fully informed about the progress of such contest, (iv) such nonpayment does not result in any danger of sale, forfeiture or loss of, or the creation of any Lien on, any asset of any Obligor thereof, and (v) such nonpayment does not continue past the earliest date on which such Taxes are determined by a court or administrative body of competent jurisdiction to be due and payable by an Obligor and such determination is not stayed pending appeal.

      (e) Within 30 days after the date of any payment of Taxes, the Obligors shall furnish to the applicable holder or holders of Notes the original or a certified copy of a receipt evidencing payment thereof.

      (f) Each holder shall, if required by law to avoid withholding taxes imposed by the United States, provide to an Obligor a U.S. Form W-8BEN, Form W-8ECI, Form W-9 or any successor form thereto as requested and provided by such Obligor.

SECTION 9. AFFIRMATIVE COVENANTS.

      Each Obligor covenants that so long as any of the Notes are outstanding:

      Section 9.1. Compliance with Law. Each Obligor will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

      Section 9.2. Insurance. Each Obligor will, and will cause each of its Restricted Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated except for any non-maintenance that would not reasonably be expected to have a Material Adverse Effect.

      Section 9.3. Maintenance of Properties. Each Obligor will, and will cause each of its Restricted Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent any Obligor or any Restricted Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and each Obligor has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

      Section 9.4. Payment of Taxes and Claims. Each Obligor will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of any Obligor or any Subsidiary not permitted by Section 10.4, provided that neither any Obligor nor any Subsidiary need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by any Obligor or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and such Obligor or Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of such Obligor or such Subsidiary or (ii) the non-filing or nonpayment, as the case may be, of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

      Section 9.5. Corporate Existence, Etc. Subject to Sections 10.5 and 10.6, each Obligor will at all times preserve and keep in full force and effect its corporate or partnership existence, as the case may be, and will at all times preserve and keep in full force and effect such corporate or partnership existence, as the case may be, of each of its Restricted Subsidiaries (unless merged into an Obligor or a Restricted Subsidiary) and all rights and franchises of such Obligor and its Restricted Subsidiaries unless, in the good faith judgment of such Obligor, the termination of or failure to preserve and keep in full force and effect such corporate or partnership existence, as the case may be, right or franchise could not, individually or in the aggregate be expected, to have a Material Adverse Effect.

      Section 9.6. Additional Subsidiary Guarantors. The Parent Guarantor will cause any Subsidiary which is required by the terms of either Bank Credit Agreement to become a party to, or otherwise guarantee, Debt in respect of either Bank Credit Agreement, to enter into the Subsidiary Guaranty and deliver to each of the holders of the Notes (concurrently with the incurrence of any such obligation pursuant to such Bank Credit Agreement) the following items:

            (a) a joinder agreement in respect of the Subsidiary Guaranty;

            (b) a certificate signed by the President, a Vice President or another authorized Responsible Officer of the Parent Guarantor making representations and warranties to the effect of those contained in Sections 5.4, 5.6 and 5.7 and in the Subsidiary Guaranty, with respect to such Subsidiary and the Subsidiary Guaranty, as applicable; and

            (c) an opinion of counsel (who may be in-house counsel for the Parent Guarantor) addressed to each of the holders of the Notes satisfactory to the Required Holders, to the effect that the Subsidiary Guaranty by such Person has been duly authorized, executed and delivered and that the Subsidiary Guaranty constitutes the legal, valid and binding contract and agreement of such Person enforceable in accordance with its terms, except as an enforcement of such terms may be limited by bankruptcy, insolvency, fraudulent conveyance and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

      Section 9.7. Designation of Subsidiaries. The Parent Guarantor may from time to time cause any Subsidiary (other than an Obligor or a Subsidiary Guarantor) to be designated as an Unrestricted Subsidiary or any Unrestricted Subsidiary to be designated a Restricted Subsidiary; provided, however, that at the time of such designation and immediately after giving effect thereto, (a) no Default or Event of Default would exist under the terms of this Agreement, and
(b) the Obligors and their Restricted Subsidiaries would be in compliance with all of the covenants set forth in this Section 9 and Section 10 if tested on the date of such action and provided, further, that once a Subsidiary has been designated an Unrestricted Subsidiary, it shall not thereafter be redesignated as a Restricted Subsidiary on more than one occasion. Within ten (10) days following any designation described above, the Obligors will deliver to you a notice of such designation accompanied by a certificate signed by a Senior Financial Officer of the Obligors certifying compliance with all requirements of this Section 9.7 and setting forth all information required in order to establish such compliance.

      Section 9.8. Notes to Rank Pari Passu. The Notes and all other respective obligations under this Agreement of the Obligors are and at all times shall remain direct and unsecured obligations of the Obligors ranking pari passu as against the assets of the Obligors with all other Notes from time to time issued and outstanding hereunder without any preference among themselves and pari passu with all other present and future unsecured Debt (actual or contingent) of the Obligors which is not expressed to be subordinate or junior in rank to any other unsecured Debt of the Obligors.

SECTION 10. NEGATIVE COVENANTS.

      Each Obligor covenants that so long as any of the Notes are outstanding:

      Section 10.1. Consolidated Net Worth. The Obligors will not, at any time, permit Consolidated Net Worth to be less than the sum of (a) $260,000,000, plus
(b) 25% of Consolidated Net Income (but only if a positive number) for each completed fiscal quarter, beginning with the fiscal quarter ending after February 29, 2004.

      Section 10.2. Limitations on Total Capitalization; Consolidated Debt. (a) The Obligors will not, at any time, permit the ratio of Consolidated Debt to Consolidated Total Capitalization to exceed the percentage set forth opposite the respective period below:

               PERIOD                             PERCENTAGE
--------------------------------------------------------------
Closing Date through February 28, 2005:              60%
--------------------------------------------------------------
March 1, 2005 and thereafter:                        55%
--------------------------------------------------------------

      (b) The Obligors will not, and will not permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to, any Consolidated Debt unless, on the date such Obligor or such Restricted Subsidiary becomes liable with respect to any such Consolidated Debt and immediately after giving effect thereto and the concurrent retirement of any other Consolidated Debt,

            (i) no Default or Event of Default exists, and

            (ii) in the case of the incurrence of any Debt, other than Permitted Credit Facility Debt, the ratio of Consolidated Debt to Consolidated EBITDA (calculated as at the end of each fiscal quarter for the four consecutive fiscal quarters then most recently ended) shall not exceed
      4.00 to 1.00; and

            (iii) in the case of the incurrence of any Permitted Credit Facility Debt, the ratio of Consolidated Adjusted Debt to Consolidated EBITDA (calculated as at the end of each fiscal quarter for the four consecutive fiscal quarters then most recently ended) shall not exceed 4.00 to 1.00.

      For the purposes of this Section 10.2(b), any Person becoming a Restricted Subsidiary after the date hereof shall be deemed, at the time it becomes a Restricted Subsidiary, to have incurred all of its then outstanding Debt, and any Person extending, renewing or refunding any Debt shall be deemed to have incurred such Debt at the time of such extension, renewal or refunding.

      Section 10.3. Priority Debt. The Obligors will not, at any time, permit the aggregate amount of all Priority Debt to exceed 20% of Consolidated Net Worth, determined as of the end of the then most recently ended fiscal quarter of the Parent Guarantor.

      Section 10.4. Limitation on Liens. The Obligors will not, and will not permit any of their Restricted Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of any Obligor or any such Restricted Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits (unless it makes, or causes to be made, effective provision whereby the Notes will be equally and ratably secured with any and all other obligations thereby secured, such security to be pursuant to an agreement reasonably satisfactory to the Required Holders and, in any such case, the Notes shall have the benefit, to the fullest extent that, and with such priority as, the holders of the Notes may be entitled under applicable law, of an equitable Lien on such property), except:

            (a) Liens for taxes, assessments or other governmental charges that are not yet due and payable or the payment of which is not at the time required by Section 9.4;

            (b) Liens incidental to the conduct of business or the ownership of properties and assets (including landlords', carriers', warehousemen's, mechanics', materialmen's and other similar Liens for sums not yet due and payable) and Liens to secure the performance of bids, tenders, leases, or trade contracts, or to secure statutory obligations (including obligations under workers compensation, unemployment insurance and other social security legislation), surety or appeal bonds or other Liens incurred in the ordinary course of business and not in connection with the borrowing of money;

            (c) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to the ownership of property or assets or the ordinary conduct of the business of any Obligor or any of its Restricted Subsidiaries, or Liens incidental to minor survey exceptions and the like, provided that such Liens do not, in the aggregate, materially detract from the value of such property;

            (d) any attachment or judgment Lien, unless the judgment it secures shall not, within 60 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 60 days after the expiration of any such stay;

            (e) Liens securing Debt of a Restricted Subsidiary (other than the Company or Troy Barbados) to an Obligor or to a Restricted Subsidiary;

            (f) Liens existing as of the date of Closing and reflected in
      Schedule 10.4;

            (g) Liens incurred after the date of Closing given to secure the payment of the purchase price incurred in connection with the acquisition, construction or improvement of property (other than accounts receivable or inventory) useful and intended to be used in carrying on the business of an Obligor or a Restricted Subsidiary, including Liens existing on such property at the time of acquisition or construction thereof or Liens incurred within 365 days of such acquisition or completion of such construction or improvement, provided that (i) the Lien shall attach solely to the property acquired, purchased, constructed or improved; (ii) at the time of acquisition, construction or improvement of such property, the aggregate amount remaining unpaid on all Debt secured by Liens on such property, whether or not assumed by an Obligor or a Restricted Subsidiary, shall not exceed the lesser of (y) the cost of such acquisition, construction or improvement or (z) the Fair Market Value of such property (as determined in good faith by one or more officers of an Obligor to whom authority to enter into the transaction has been delegated by the board of directors of such Obligor); and (iii) at the time of such incurrence and after giving effect thereto, no Default or Event of Default would exist;

            (h) any Lien existing on property of a Person immediately prior to its being consolidated with or merged into an Obligor or a Restricted Subsidiary or its becoming a

      Restricted Subsidiary, or any Lien existing on any property acquired by an Obligor or any Restricted Subsidiary at the time such property is so acquired (whether or not the Debt secured thereby shall have been assumed), provided that (i) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person's becoming a Restricted Subsidiary or such acquisition of property, (ii) each such Lien on any acquired property shall extend solely to the item or items of property so acquired and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property, and (iii) at the time of such incurrence and after giving effect thereto, no Default or Event of Default would exist;

            (i) any extensions, renewals or replacements of any Lien permitted by the preceding subparagraphs (f), (g) and (h) of this Section 10.4, provided that (i) no additional property shall be encumbered by such Liens, (ii) the unpaid principal amount of the Debt or other obligations secured thereby shall not be increased on or after the date of any extension, renewal or replacement, and (iii) at such time and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing; or

            (j) Liens securing Priority Debt of any Obligor or any Restricted Subsidiary, provided that the aggregate principal amount of any such Priority Debt shall be permitted by Section 10.3.

      Section 10.5. Sales of Assets. The Obligors will not, and will not permit any Restricted Subsidiary to, sell, lease or otherwise dispose of any substantial part (as defined below) of the assets of the Obligors and their Restricted Subsidiaries (including without limitation the sale or transfer of assets in a sale and leaseback transaction or a securitization transaction or a sale of equity interest in any Subsidiary); provided, however, that any Obligor or any Restricted Subsidiary may sell, lease or otherwise dispose of assets constituting a substantial part of the assets of the Obligors and its Restricted Subsidiaries if such assets are sold in an arms length transaction and, at such time and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and an amount equal to the net proceeds received from such sale, lease or other disposition shall be used within 365 days of such sale, lease or disposition, in any combination:

            (1) to acquire productive assets used or useful in carrying on the business of the Obligors and their Restricted Subsidiaries and having a value at least equal to the value of such assets sold, leased or otherwise disposed of; or

            (2) to prepay or retire Senior Debt of the Obligors and/or its Restricted Subsidiaries, provided that, to the extent any such proceeds are used to prepay the outstanding principal amount of the Notes, such prepayment shall be made in accordance with the terms of Section 8.2.

      As used in this Section 10.5, a sale, lease or other disposition of assets shall be deemed to be a "substantial part" of the assets of the Parent Guarantor and its Restricted Subsidiaries if the book value of such assets, when added to the book value of all other assets sold, leased or otherwise disposed of by the Parent Guarantor and its Restricted Subsidiaries during the period of 12 consecutive months ending on the date of such sale, lease or other disposition, exceeds 15% of the book value of Consolidated Total Assets, determined as of the end of the fiscal year immediately preceding such sale, lease or other disposition; provided that there shall be excluded from any determination of a "substantial part" any (i) sale or disposition of assets in the ordinary course of business of the Obligors and their Restricted Subsidiaries, (ii) any transfer of assets from any Obligor to any other Obligor or any Restricted Subsidiary or from any Restricted Subsidiary to any Obligor or a Restricted Subsidiary and (iii) any sale or transfer of property acquired by any Obligor or any Restricted Subsidiary after the date of this Agreement to any Person within 365 days following the acquisition or construction of such property by any Obligor or any Restricted Subsidiary if such Obligor or such Restricted Subsidiary shall concurrently with such sale or transfer, lease such property, as lessee.

      Section 10.6. Merger and Consolidation. The Obligors will not, and will not permit any of their Restricted Subsidiaries to, consolidate with or merge with any other Person or convey, transfer or lease substantially all of their assets in a single transaction or series of transactions to any Person; provided that:

            (1) any Restricted Subsidiary of an Obligor may (x) consolidate with or merge with, or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to, (i) an Obligor or a Restricted Subsidiary so long as in any merger or consolidation involving an Obligor, the Obligor shall be the surviving or continuing corporation or (ii) any other Person so long as the survivor is the Restricted Subsidiary, or (y) convey, transfer or lease all of its assets in compliance with the provisions of Section 10.5;

            (2) any Obligor may consolidate with or merge with, or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to, any other Obligor so long as (i) in any merger or consolidation involving the Parent Guarantor, the Parent Guarantor shall be the surviving or continuing corporation, and (ii) in any merger or consolidation involving the Company, if the Company is not the surviving or continuing corporation, such surviving or continuing corporation shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement of the Company and the Notes (pursuant to such agreements and instruments as shall be reasonably satisfactory to the Required Holders), and such surviving or continuing corporation shall have caused to be delivered to each holder of Notes (A) an opinion of nationally recognized independent counsel, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and (B) an acknowledgment from each Guarantor and Subsidiary Guarantor that its respective Guaranty continues in full force and effect; and

            (3) the foregoing restriction does not apply to the consolidation or merger of the Parent Guarantor with, or the conveyance, transfer or lease of substantially all of the assets of the Parent Guarantor in a single transaction or series of transactions to, any Person so long as:

                        (a) the successor formed by such consolidation or the
                  survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Parent Guarantor as an entirety, as the case may be (the "Successor Corporation"), shall be a solvent entity organized and existing under the laws of the United States of America, any State thereof or the District of Columbia;

                        (b) if the Parent Guarantor is not the Successor
                  Corporation, such Successor Corporation shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement (pursuant to such agreements and instruments as shall be reasonably satisfactory to the Required Holders), and the Successor Corporation shall have caused to be delivered to each holder of Notes (A) an opinion of nationally recognized independent counsel, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and (B) an acknowledgment from Troy Barbados and each Subsidiary Guarantor that its respective Guaranty continues in full force and effect; and

                        (c) immediately after giving effect to such transaction
                  no Default or Event of Default would exist and the Obligors would be permitted to incur at least $1.00 of additional Consolidated Debt pursuant to the provisions of Section 10.2.

      Section 10.7. Nature of Business. The Obligors and their Restricted Subsidiaries will not engage in any business, if, as a result, when taken as a whole, the general nature of the business of the Obligors and their Restricted Subsidiaries would be substantially changed from the general nature of the business conducted by the Obligors and their Restricted Subsidiaries on the date of this Agreement as described in the Memorandum.

      Section 10.8. Transactions with Affiliates. The Obligors will not and will not permit any Restricted Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than an Obligor or another Restricted Subsidiary), except in the ordinary course and upon fair and reasonable terms that are not materially less favorable to such Obligor or such Restricted Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

SECTION 11. EVENTS OF DEFAULT.

      An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

            (a) any Obligor defaults in the payment of any principal or Prepayment Premium, if any, or LIBOR Breakage Amount, if any on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

            (b) any Obligor defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

            (c) any Obligor defaults in the performance of or compliance with any term contained in Section 10 or any Subsidiary Guarantor defaults in the performance of or compliance with any term of the Subsidiary Guaranty beyond any period of grace or cure period provided with respect thereto; or

            (d) any Obligor defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default or (ii) any Obligor receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of Section 11); or

            (e) any Subsidiary Guaranty or the guarantee in Section 14 hereof ceases to be a legally valid, binding and enforceable obligation or contract of the guarantor thereunder (other than upon a release of any Subsidiary Guarantor from a Subsidiary Guaranty in accordance with the terms of Section 2.2(b) hereof), or any guarantor thereunder or any Affiliate by, through or on account of any such Person, challenges the validity, binding nature or enforceability of any such guaranty; or

            (f) any representation or warranty made in writing by or on behalf of any Obligor or any Subsidiary Guarantor or by any officer of any Obligor or any Subsidiary Guarantor in any writing furnished in connection with the transactions contemplated hereby or by any Subsidiary Guaranty proves to have been false or incorrect in any material respect on the date as of which made; or

            (g) (i) any Obligor or any Restricted Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or prepayment premium or interest (in the payment amount of at least $100,000) on any Debt other than the Notes that is outstanding in an aggregate principal amount of at least $10,000,000 beyond any period of grace provided with respect thereto, or (ii) any Obligor or any Restricted Subsidiary is in default in the performance of or compliance with any term of any instrument, mortgage, indenture or other agreement relating to any Debt other than the Notes in an aggregate principal amount of at least $10,000,000 or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared, due and payable or one or more Persons has the right to declare such Debt to be due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), any Obligor or any Restricted Subsidiary has become obligated to purchase or repay Debt other than the Notes before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $10,000,000 or one or more Persons have the right to require any Obligor or any Restricted Subsidiary to purchase or repay such Debt; or

            (h) any Obligor, any Material Subsidiary or any Subsidiary Guarantor
      (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or
      (vi) takes corporate action for the purpose of any of the foregoing; or

            (i) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by any Obligor, any of its Material Subsidiaries or any Subsidiary Guarantor, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of any Obligor, any of its Material Subsidiaries or any Subsidiary Guarantor, or any such petition shall be filed against any Obligor, any of its Material Subsidiaries or any Subsidiary Guarantor and such petition shall not be dismissed within 60 days; or

            (j) a final judgment or judgments at any one time outstanding for the payment of money aggregating in excess of $10,000,000 are rendered against one or more of any Obligor, its Restricted Subsidiaries or any Subsidiary Guarantor and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

            (k) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under Section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under Section 4042 of ERISA to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified any Obligor or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of Section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $10,000,000, (iv) any Obligor or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to
                                      -30-

      Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) any Obligor or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) any Obligor or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that could increase the liability of any Obligor or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

As used in Section 11(k), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 12. REMEDIES ON DEFAULT, ETC.

      Section 12.1. Acceleration. (a) If an Event of Default with respect to any Obligor described in paragraph (h) or (i) of Section 11 (other than an Event of Default described in clause (i) of paragraph (h) or described in clause (vi) of paragraph (h) by virtue of the fact that such clause encompasses clause (i) of paragraph (h)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

      (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 50% in aggregate principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to any Obligor, declare all the Notes then outstanding to be immediately due and payable.

      (c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing with respect to any Note, any holder or holders of Note at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to any Obligor, declare all the Notes held by such holder or holders to be immediately due and payable.

      Upon any Note's becoming due and payable under this Section 12.1, whether automatically or by declaration, such Note will forthwith mature and the entire unpaid principal amount of such Note, plus (i) all accrued and unpaid interest thereon and (ii) the Prepayment Premium and LIBOR Breakage Amount, if any, determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Prepayment Premium by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

      Section 12.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared

                                      -31
immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

      Section 12.3. Rescission. At any time after the Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than 51% in aggregate principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes and LIBOR Breakage Amount, if any, all principal of and Prepayment Premium, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Prepayment Premium and LIBOR Breakage Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 18, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to any Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

      Section 12.4. No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 16, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

SECTION 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

      Section 13.1. Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

      Section 13.2. Transfer and Exchange of Notes. Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or its attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver not more than 5 Business Days following surrender of such Note, at the Company' expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same Series in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of the Note (and of the same Series) originally issued hereunder. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2, provided that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such holder of any Note will not constitute a non-exempt prohibited transaction under Section 406(a) of ERISA.

      The Notes have not been registered under the Securities Act or under the securities laws of any state and may not be transferred or resold unless registered under the Securities Act and all applicable state securities laws or unless an exemption from the requirement for such registration is available.

      Section 13.3. Replacement of Notes. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

            (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

            (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver not more than five Business Days following satisfaction of such conditions, in lieu thereof, a new Note of the same Series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14. GUARANTY

      Section 14.1. Guaranty. Each Guarantor hereby irrevocably, absolutely, unconditionally, jointly and severally, guarantees unto the holders of the Notes
(i) the full and prompt payment of the principal of, Prepayment Premium, if any, interest (including any LIBOR Breakage Amount) and all other amounts due with respect to the Notes from time to time outstanding, as and when such amounts shall become due and payable, whether by lapse of time, upon redemption, prepayment or purchase, by extension or by acceleration or declaration or otherwise (including (to the extent legally enforceable) interest due on overdue payments of principal, Prepayment Premium, if any, or interest (including LIBOR Breakage Amount) at the rate set forth in the Notes or any other amounts due thereunder) in coin or currency of the United States of America which at the time of payment or demand therefor shall be legal tender for the payment of public and private debts, (ii) the full and prompt performance and observance by the Company of each and all of the obligations, covenants and agreements required to be performed or owed by the Company under the terms of the Notes and this Agreement, and (iii) the full and prompt payment, upon demand by any holder of any Note of all costs and expenses, legal or otherwise (including reasonable attorneys' fees), if any, as shall have been expended or incurred in the protection or enforcement of any right or privilege under the Notes or this Agreement or in the protection or enforcement of any rights, privileges or liabilities under this guaranty or in any consultation or action in connection therewith or herewith.

      Section 14.2. Guaranty of Payment and Performance. This is a guaranty of payment and performance and not a guaranty of collection, and each Guarantor hereby waives, to the fullest extent permitted by law, any right to require that any action on or in respect of any Note or this Agreement be brought against the Company or that resort be had to any direct or indirect security for the Notes or for this guaranty or any other remedy. Any holder of any Note may, at its option, proceed hereunder against any Guarantor in the first instance to collect monies when due, the payment of which is guaranteed hereby, without first proceeding against the Company or any other Person and without first resorting to any direct or indirect security for the Notes, or for this guaranty or any other remedy. The liability of each Guarantor hereunder shall in no way be affected or impaired by any acceptance by any holder of any Note of any direct or indirect security for, or other guaranties of, any indebtedness, liability or obligation of the Company or any other Person to any holder of any Note or by any failure, delay, neglect or omission by any holder of any Note to realize upon or protect any such indebtedness, liability or obligation or any notes or other instruments evidencing the same or any direct or indirect security therefor or by any approval, consent, waiver, or other action taken, or omitted to be taken, by any such holder.

      Section 14.3. General Provisions Relating to the Guaranty. (a) Each Guarantor hereby consents and agrees that any holder or holders of any Notes from time to time, with or without any further notice to or assent from any Guarantor may, without in any manner affecting the liability of any Guarantor under this guaranty, and upon such terms and conditions as any such holder or holders may deem advisable:

            (i) extend in whole or in part (by renewal or otherwise), modify, change, compromise, release or extend the duration of the time for the performance or payment of any indebtedness, liability or obligation of the Company or of any other Person secondarily or otherwise liable for any indebtedness, liability or obligations of the Company on the Notes, or waive any default with respect thereto, or waive, modify, amend or change any provision of any other instruments; provided that the procedures, if any, contained in such instruments to extend, modify, change, compromise, release, waive or amend the provisions of the relevant instruments relating to any such indebtedness shall be complied with; or

            (ii) sell, release, surrender, modify, impair, exchange or substitute any and all property, of any nature and from whomsoever received, held by, or for the benefit of, any such holder as direct or indirect security for the payment or performance of any indebtedness, liability or obligation of the Company or of any other Person secondarily or otherwise liable for any indebtedness, liability or obligation of the Company on the Notes; or

            (iii) settle, adjust or compromise any claim of the Company against any other Person secondarily or otherwise liable for any indebtedness, liability or obligation of the Company on the Notes.

      Each Guarantor hereby ratifies and confirms any such extension, renewal, change, sale, release, waiver, surrender, exchange, modification, amendment, impairment, substitution, settlement, adjustment or compromise and that the same shall be binding upon them, and hereby waives, to the fullest extent permitted by law, any and all defenses, counterclaims or offsets which it might or could have by reason thereof, it being understood that each Guarantor shall at all times be bound by this guaranty and remain liable hereunder.

      (b) Each Guarantor hereby waives, to the fullest extent permitted by law:
(i) notice of acceptance of this guaranty by the holders of the Notes or of the creation, renewal or accrual of any liability of the Company present or future, or of the reliance of such holders upon this guaranty (it being understood that every indebtedness, liability and obligation arising under the Notes or this Agreement shall conclusively be presumed to have been created, contracted or incurred in reliance upon the execution of this guaranty); (ii) demand of payment by any holder of any Note from the Company or any other Person indebted in any manner on or for any of the indebtedness, liabilities or obligations hereby guaranteed; and (iii) presentment for the payment by any holder of any Note or any other Person of the Notes or any other instrument, protest thereof and notice of its dishonor to any party thereto and to the Guarantors. The obligations of each Guarantor under this guaranty and the rights of any holder of any Note to enforce such obligations by any proceedings, whether by action at law, suit in equity or otherwise, shall not be subject to any reduction, limitation, impairment or termination, whether by reason of any claim of any character whatsoever or otherwise and shall not be subject to any defense, set-off, counterclaim (other than any compulsory counterclaim), recoupment or termination whatsoever.

      (c) The obligations of each Guarantor hereunder shall be binding upon such Guarantor and its respective successors and assigns, and shall remain in full force and effect irrespective of:

            (i) the genuineness, validity, regularity or enforceability of the Notes or this Agreement, or any of the terms of any thereof, the continuance of any obligation on the part of the Company or any other Person on the Notes or under this Agreement, or the power or authority or the lack of power or authority of the Company to issue the Notes or execute and deliver this Agreement, or to perform any of its obligations thereunder or the existence or continuance of the Company or any other Person as a legal entity; or

            (ii) any default, failure or delay, willful or otherwise, in the performance by the Company or any other Person of any obligations of any kind or character whatsoever of the Company or any other Person (including, without limitation, the obligations and undertakings of the Company or any other Person under the Notes or this Agreement); or

            (iii) any creditors' rights, bankruptcy, receivership or other insolvency proceeding of the Company or any other Person or in respect of the property of the Company or any other Person or any merger, consolidation, reorganization, dissolution, liquidation, the sale of all or substantially all of the assets of or winding up of the Company or any other Person; or

            (iv) impossibility or illegality of performance on the part of the Company or any other Person of its obligations under the Notes, this Agreement, or any other instruments; or

            (v) in respect of the Company or any other Person, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Company or any other Person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotion, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, action of any Federal or state regulatory body or agency, change of law or any other causes affecting performance, or any other force majeure, whether or not beyond the control of the Company or any other Person and whether or not of the kind hereinbefore specified; or

            (vi) any attachment, claim, demand, charge, lien, order, process, encumbrance or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, indebtedness, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against any Person, or any claims, demands, charges or liens of any nature, foreseen or unforeseen, incurred by any Person, or against any sums payable under this guaranty, so that such sums would be rendered inadequate or would be unavailable to make the payments herein provided; or

            (vii) any order, judgment, decree, ruling or regulation (whether or not valid) of any court of any nation or of any political subdivision thereof or any body, agency, department, official or administrative or regulatory agency of any thereof or any other action, happening, event or reason whatsoever which shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by any party of its respective obligations under the Notes, this Agreement or any instrument relating thereto; or

            (viii) the failure of any Guarantor to receive any benefit from or as a result of its execution, delivery and performance of this Agreement, including this Section 14; or

            (ix) any failure or lack of diligence in collection or protection, failure in presentment or demand for payment, protest, notice of protest, notice of default and of nonpayment, any failure to give notice to a Guarantor of failure of the Company or any other Person to keep and perform any obligation, covenant or agreement under the terms of the Notes or this Agreement, or failure to resort for payment to the Company or to any other Person or to any other guaranty or to any property, security, liens or other rights or remedies; or

            (x) the acceptance of any additional security or other guaranty, the advance of additional money to the Company or any other Person, the renewal or extension of the Notes or amendments, modifications, consents or waivers with respect to the Notes or this Agreement, or the sale, release, substitution or exchange of any security for the Notes; or

            (xi) any defense whatsoever that the Company or any other Person might have to the payment of the Notes (principal, Prepayment Premium, if any, or interest or any other amounts due thereunder (including any LIBOR Breakage Amount), other than payment in cash thereof, or to the performance or observance of any of the provisions of this Agreement, whether through the satisfaction or purported satisfaction by the Company or any other Person of its debts due to any cause such as bankruptcy, insolvency, receivership, merger, consolidation, reorganization, dissolution, liquidation, winding-up or otherwise; or

            (xii) any act or failure to act with regard to the Notes or this Agreement, or anything which might vary the risk of any Guarantor; or

            (xiii) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Guarantor in respect of the obligations of the Guarantors under this guaranty;

provided that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this guaranty that the obligations of each Guarantor shall be absolute and unconditional and shall not be discharged, impaired or varied except by the payment of (x) the principal of, Prepayment Premium, if any, and interest (including any LIBOR Breakage Amount) on the Notes in accordance with their respective terms whenever the same shall become due and payable as in the Notes provided and at the place specified in and all in the manner and with the effect provided in the Notes and this Agreement, as amended or modified from time to time. Without limiting the foregoing, it is understood that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, the Company shall default under the terms of the Notes or this Agreement and that notwithstanding recovery hereunder for or in respect of any given default or defaults by the Company under the

Notes or this Agreement, this guaranty shall remain in full force and effect and shall apply to each and every subsequent default.

      (d) All rights of any holder of any Note may be transferred or assigned at any time and shall be considered to be transferred or assigned at any time or from time to time upon the transfer of such Note whether with or without the consent of or notice to a Guarantor under this guaranty or to the Company

      (e) Each Guarantor hereby subordinates to the rights of the holders of Notes under this Agreement and the Notes and agrees to defer any assertion, until such time as the Notes have been indefeasibly paid in cash in full, of any claim or other rights that it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of a Guarantor's obligations under this guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any holder or holders of Notes against the Company, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set off or in any other manner, payment or security on account of such claim, remedy or right. If any amount shall be paid to a Guarantor in violation of the preceding sentence at any time prior to the indefeasible cash payment in full of the Notes and all other amounts payable under this Agreement and this guaranty, such amount shall be held in trust for the benefit of the holders of the Notes and shall forthwith be paid to the holders of the Notes to be credited and applied to the amounts due or to become due with respect to the Notes and all other amounts payable under this Agreement and this guaranty, whether matured or unmatured. Each Guarantor acknowledges that it will receive material direct and indirect benefits from the financing arrangements contemplated by this Agreement and that the agreement set forth in this paragraph is knowingly made in contemplation of such benefits.

      (f) Each Guarantor agrees that, to the extent the Company or any other Person makes any payment on any Note, which payment or any part thereof is subsequently invalidated, voided, declared to be fraudulent or preferential, set aside, recovered, rescinded or is required to be retained by or repaid to a trustee, receiver, or any other Person under any bankruptcy code, common law, or equitable cause, then and to the extent of such payment, the obligation or the part thereof intended to be satisfied shall be revived and continued in full force and effect with respect to each Guarantor's obligations hereunder, as if said payment had not been made. The liability of each Guarantor hereunder shall not be reduced or discharged, in whole or in part, by any payment to any holder of any Note from any source that is thereafter paid, returned or refunded in whole or in part by reason of the assertion of a claim of any kind relating thereto, including, but not limited to, any claim for breach of contract, breach of warranty, preference, illegality, invalidity, or fraud asserted by any account debtor or by any other Person.

SECTION 15. PAYMENTS ON NOTES.

      Section 15.1. Place of Payment. Subject to Section 15.2, payments of principal, Prepayment Premium, if any, LIBOR Breakage Amount and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Banc of America

N.A. in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

      Section 15.2. Home Office Payment. So long as any Purchaser or such Purchaser's nominee shall be the holder of any Note, and notwithstanding anything contained in Section 15.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Prepayment Premium, if any, LIBOR Breakage Amount and interest by the method and at the address specified for such purpose for such Purchaser on Schedule A hereto or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section
15.1. Prior to any sale or other disposition of any Note held by any Purchaser or such Person's nominee, such Person will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 15.2 to any Institutional Investor that is the direct or indirect transferee of any Note.

SECTION 16. EXPENSES, ETC.

      Section 16.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable costs and expenses (including reasonable attorneys' fees of one special counsel for the Purchasers and, if reasonably required, local or other counsel) incurred by each Purchaser and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand by any Governmental Authority issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of any Obligor or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any reasonable fees, costs or expenses if any, of brokers and finders (other than those retained by the Purchasers).

      Section 16.2. Survival. The obligations of the Company under this Section 16 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

SECTION 17. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

      All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any such Note or portion thereof or interest therein and the payment of any Note may be relied upon by any subsequent holder of any such Note, regardless of any investigation made at any time by or on behalf of any Purchaser or any other holder of any such Note. All statements contained in any certificate or other instrument delivered by or on behalf of any Obligor pursuant to this Agreement shall be deemed representations and warranties of the Obligors under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between the Purchasers and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 18. AMENDMENT AND WAIVER.

      Section 18.1. Requirements. (a) This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Obligors and the Required Holders, except that (i) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6, 14 or 22 hereof, or any defined term (as it is used in any such Section), will be effective as to any holder of Notes unless consented to by such holder of Notes in writing, and
(ii) no such amendment or waiver may, without the written consent of all of the holders of Notes at the time outstanding affected thereby, (A) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Prepayment Premium or LIBOR Breakage Amount on, the Notes, (B) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (C) amend any of Sections 8, 11(a), 11(b), 12, 14, 18 or 21.

      Section 18.2. Solicitation of Holders of Notes.

      (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 18 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

      (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by such holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

      Section 18.3. Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 18 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

      Section 18.4. Notes Held by Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by any Obligor or any of its Affiliates shall be deemed not to be outstanding.

SECTION 19. NOTICES.

      All notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

            (i) if to a Purchaser or such Purchaser's nominee, to such Purchaser or such Purchaser's nominee at the address specified for such communications in Schedule A to this Agreement, or at such other address as such Purchaser or such Purchaser's nominee shall have specified to the Company in writing pursuant to this Section 19;

            (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing pursuant to this Section 19, or

            (iii) if to any Obligor, to such Obligor at its address set forth at the beginning hereof to the attention of Chief Financial Officer, with a copy to the General Counsel, or at such other address as such Obligor shall have specified to the holder of each Note in writing.

Notices under this Section 19 will be deemed given only when actually received.

SECTION 20. REPRODUCTION OF DOCUMENTS.

      This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by each Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to each Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and such Purchaser may destroy any original document so reproduced. Each Obligor agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This
Section 20 shall not prohibit any Obligor or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 21. CONFIDENTIAL INFORMATION.

      For the purposes of this Section 21, "Confidential Information" means information delivered to any Purchaser by or on behalf of any Obligor or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of any Obligor or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser's behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by any Obligor or any Subsidiary or any other Person who the Purchaser knows is bound by a confidentiality agreement with any Obligor or any Subsidiary, or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) such Purchaser's directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by such Purchaser's Notes), (ii) such Purchaser's financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 21, (iii) any other holder of any Note, (iv) any Institutional Investor to which such Purchaser sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 21), (v) any Person from which such Purchaser offers to purchase any security of any Obligor (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 21), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser's investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process and prior to such disclosure the Purchaser will endeavor to provide the Obligors prior written notice of such disclosure to the extent permitted by law, although the failure to so provide any Obligor with such prior written notice of such disclosure of Confidential Information will not subject such Purchaser to any liability, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser's Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 21 as though it were a party to this Agreement. On reasonable request by any Obligor in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Obligors embodying the provisions of this Section 21.

      Notwithstanding anything herein to the contrary, and to the extent not otherwise prohibited by applicable securities laws, each Purchaser (and each employee, representative or other agent of each Purchaser) may disclose to any Person, without limitations of any kind, the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the offering of the Notes and all materials of any kind (including opinions or other tax analyses) that are or have been provided to each Purchaser relating to such tax treatment or tax structure; provided that, with respect to any document or similar item that in either case contains information concerning such tax treatment or tax structure of the offering as well as other information, such permitted disclosure shall apply solely to such facts and relevant portions of the document or similar item that relate to such tax treatment or tax structure.

SECTION 22. SUBSTITUTION OF PURCHASER.

      Each Purchaser shall have the right to substitute any one of such Purchaser's Affiliates as the purchaser of the Notes that such Purchaser has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Purchaser's Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "Purchaser" is used in this Agreement (other than in this Section 22), such word shall be deemed to refer to such Affiliate in lieu of such Purchaser. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to such Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "Purchaser" is used in this Agreement (other than in this Section 22), such word shall no longer be deemed to refer to such Affiliate, but shall refer to such Purchaser, and such Purchaser shall have all the rights of an original holder of the Notes under this Agreement.

SECTION 23. MISCELLANEOUS.

      Section 23.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

      Section 23.2. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Prepayment Premium or interest (including LIBOR Breakage Amount) on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

      Section 23.3. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

      Section 23.4. Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

      Section 23.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

      Section 23.6. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

      Section 23.7. Consent to Jurisdiction; Service of Process; Judgment Currency; Waiver of Jury Trial. (a) Each Obligor irrevocably submits to the nonexclusive in personam jurisdiction of any New York State or federal court sitting in New York City, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent it may effectively do so under applicable law, each Obligor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the in personam jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

      (b) Each Obligor agrees, to the fullest extent it may effectively do so under applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in paragraph (a) of this Section 23.7 brought in any such court shall be conclusive and binding upon such party, subject to rights of appeal and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which such party is or may be subject) by a suit upon such judgment.

      (c) Each Obligor consents to process being served in any suit, action or proceeding of the nature referred to in paragraph (a) of this Section 23.7 by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of each Obligor specified in Section 19 or at such other address of which any holder shall then have been notified pursuant to said Section or to any agent for service of process appointed pursuant to the provisions of Section 23.8. Each Obligor agrees that such service upon receipt
(i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the full extent permitted by law, be taken and held to be valid personal service upon and personal delivery to such party. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

      (d) Nothing in this Section 23.7 shall affect the right of any holder of Notes to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against any Obligor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

      (e) Any payment on account of an amount that is payable hereunder or under the Notes by any Obligor in United States Dollars which is made to or for the account of any holder of Notes in currency of any other jurisdiction, or in the lawful currency of any other country, whether as a result of any judgment or order or the enforcement thereof or the realization of any security or the liquidation of such party, shall constitute a discharge of such Person's obligations under this Agreement or the Notes only to the extent of the amount of United States Dollars which such holder could purchase in the foreign exchange markets with the amount of the currency of such other jurisdiction, or other currency, as the case may be, in accordance with normal banking procedures at the rate of exchange prevailing on the Business Day following receipt of the payment first referred to above. If the amount of United States Dollars that could be so purchased is less than the amount of United States Dollars originally due to such holder, each Obligor, as the case may be, agrees, to the full extent permitted by law, to indemnify and save harmless such holder from and against all loss or damage arising out of or as a result of such deficiency. This indemnity shall, to the fullest extent permitted by law, constitute an obligation separate and independent from the other obligations contained in this Agreement and the Notes, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by such holder from time to time and, shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due hereunder or the Notes or under any judgment or order.

      (f) Each Obligor waives to the fullest extent permitted by law trial by jury in any action brought on or with respect to this Agreement or the Notes or any other document executed in connection herewith or therewith.

      Section 23.8. Process Agent. Each Obligor hereby designates and appoints CT Corporation System (or any successor corporation), at its office at 111 Eighth Avenue, New York, New York 10011, as its authorized agent to accept and acknowledge, on its behalf or on behalf of any other Obligor, service of any and all process which may be served in any such action, suit or proceeding with respect to any matter as to which it or any other Obligor has submitted to jurisdiction as set forth in this Section 23.8, and agrees that service upon such authorized agent shall be deemed in every respect service of process upon any Obligor, or their respective successors or assigns, and, to the extent permitted by applicable law, shall be taken and held to be valid personal service upon such Obligor on its behalf or on behalf of any other Obligor. Such designation and appointment shall be irrevocable. Each Obligor represents and warrants that CT Corporation System has agreed to act as such agent for service of process. Each Obligor will take all action, including the filing of any and all documents and instruments, as may be necessary to continue in full force and effect the designation and appointment as such agent of CT Corporation System or any successor corporation or such other corporation as shall be satisfactory to the Required Holders, so that each Obligor shall at all times have an agent for service of process for the above purposes in the County of New York, State of New York.

      Section 23.9. Maximum Interest Payable. Each Obligor, each Purchaser and each other holder of Notes specifically intends and agrees to limit contractually the amount of interest payable under this Agreement, the Notes and all other instruments and agreements relating hereto and thereto to the maximum amount of interest lawfully permitted to be charged under applicable law. Therefore, none of the terms of this Agreement, the Notes or any instrument pertaining to or relating to this Agreement or the Notes shall ever be construed to create a contract to pay interest at a rate in excess of the maximum rate permitted to be charged under applicable law, and none of the Obligors or any other party liable or to become liable hereunder, under the Notes, and Guaranty or under any other instruments and agreements related hereto and thereto shall ever be liable for interest in excess of the amount determined at such maximum rate, and the provisions of this Section 23.9 shall control over all other provisions of this Agreement, any Notes, any Guaranty or any other instrument pertaining to or relating to the transactions herein contemplated. If any amount of interest taken or received by a Purchaser or holder of a Note shall be in excess of said maximum amount of interest which, under applicable law, could lawfully have been collected by such Purchaser or holder incident to such transactions, then such excess shall be deemed to have been the result of a mathematical error by all parties hereto and shall be refunded promptly by the Person receiving such amount to the party paying such amount, or, at the option of the recipient, credited ratably against the unpaid principal amount of the Note or Notes held by such Purchaser or holder, respectively. All amounts paid or agreed to be paid in connection with such transactions which would under applicable law be deemed "interest" shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the stated term of this Agreement and the Notes. As used in this Section 23.9, "applicable law" means the law in effect from time to time which permits the charging and collection of the highest permissible lawful, nonusurious rate of interest on the transactions herein contemplated, and "maximum rate" means, with respect to each of the Notes, the maximum lawful, nonusurious rates of interest (if any) which under applicable law may be charged to the Company from time to time with respect to such Notes.

                                    * * * * *

         The execution hereof by the Purchasers shall constitute a contract among the Obligors and the Purchasers for the uses and purposes hereinabove set forth. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                               Very truly yours,

                               HELEN OF TROY LIMITED, A BERMUDA COMPANY

                               By  /s/ THOMAS J. BENSON
                                  ---------------------------------------------
                                  Name:  Thomas J. Benson
                                        ---------------------------------------
                                  Title: Senior Vice President - Chief
                                         Financial Officer
                                        ---------------------------------------

                               HELEN OF TROY L.P., A TEXAS LIMITED PARTNERSHIP


                               By: Helen of Troy Nevada Corporation, a Nevada
                                   Corporation, General Partner


                               By  /s/ THOMAS J. BENSON
                                  ---------------------------------------------
                                  Name:  Thomas J. Benson
                                        ---------------------------------------
                                  Title: Senior Vice President - Chief
                                         Financial Officer
                                        ---------------------------------------

                               HELEN OF TROY LIMITED, A BARBADOS COMPANY

                               By  /s/ THOMAS J. BENSON
                                  ---------------------------------------------
                                  Name:  Thomas J. Benson
                                        ---------------------------------------
                                  Title: Senior Vice President - Chief
                                         Financial Officer
                                        ---------------------------------------

Accepted as of the date first written above.

                       GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                       By /s/ EVE HAMPTON
                          Name: Eve Hampton
                          Title: Vice President, Investments

                       By /s/ J.G. LOWERY
                          Name: J.G. Lowery
                          Title: Assistant Vice President, Investments

Accepted as of the date first written above.

                       PRINCIPAL LIFE INSURANCE COMPANY

                       By: Principal Global Investors, LLC, a Delaware
                           limited liability company, its Authorized
                           Signatory

                           By /s/ JON C. HEINY
                              --------------------------------------------------
                              Its: Counsel

                           By /s/ JAMES C. FIFIELD
                              --------------------------------------------------
                              Its: Counsel

Accepted as of the date first written above.

                       MONUMENTAL LIFE INSURANCE COMPANY

                       By /s/ BILL HENRICKSEN
                          Name: Bill Henricksen
                          Title: Vice President

                       TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

                       By /s/ BILL HENRICKSEN
                          Name: Bill Henricksen
                          Title: Vice President

Accepted as of the date first written above.

                       CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                       By: CIGNA Investments, Inc. (authorized agent)

                           By /s/ LORI E. HOPKINS
                              -------------------------------------------------
                              Name: Lori E. Hopkins
                              Title: Vice President

Accepted as of the date first written above.

                       GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                       By: GE Asset Management Incorporated, its Investment
                           Advisor

                           By /s/ MORIAN C. MOOERS
                              --------------------------------------------------
                              Name: Morian C. Mooers
                              Title: Investment Officer

                       GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY

                       By: GE Asset Management Incorporated, its Investment
                           Advisor

                           By /s/ MORIAN C. MOOERS
                              --------------------------------------------------
                              Name: Morian C. Mooers
                              Title: Investment Officer

Accepted as of the date first written above.

                             THE TRAVELERS INSURANCE COMPANY

                             By /s/ JOHN PETCHLER
                                Name: John Petchler
                                Title: Vice President

Accepted as of the date first written above.

                       PHOENIX LIFE INSURANCE COMPANY

                       By /s/ JOHN H. BEERS
                          Name: John H. Beers
                          Title: Vice President

                       PHL VARIABLE INSURANCE COMPANY

                       By /s/ JOHN H. BEERS
                          Name: John H. Beers
                          Title: Vice President

Accepted as of the date first written above.

                       THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                       By /s/ ILLEGIBLE
                          Vice President

                       BAYSTATE INVESTMENTS, LLC

                       By: Prudential Private Placement Investors, L.P. (as
                           Investment Advisor)

                       By: Prudential Private Placement Investors, Inc. (as
                           its General Partner)

                       By /s/ ILLEGIBLE
                          Vice President

Accepted as of the date first written above.

                       SUNAMERICA LIFE INSURANCE COMPANY

                       By: AIG Global Investment Corp., investment adviser

                           By /s/ LOCHLAN O. MCNEW
                              -------------------------------------------------
                              Name: Lochlan O. McNew
                              Title: Managing Director

Accepted as of the date first written above.

                       METROPOLITAN LIFE INSURANCE COMPANY

                       By  /s/ TIMOTHY L. POWELL
                          -----------------------------------------------------
                          Name:  Timothy L. Powell
                                -----------------------------------------------
                          Title: Director
                                -----------------------------------------------

         NAME AND ADDRESS             SERIES           PRINCIPAL AMOUNT OF
           OF PURCHASER                               NOTES TO BE PURCHASED

METROPOLITAN LIFE INSURANCE COMPANY     A                 $20,000,000
One Madison Avenue
New York, New York 10010-3690

Payments

All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds to:

         JP Morgan Chase Bank
         New York, New York 10010
         ABA #021-000-021
         Account Name: Metropolitan Life Insurance Company
         Account Number: 002-2-410591

Notices

All notices of payments, on or in respect of the Notes and written confirmation of each such payment to:

         Metropolitan Life Insurance Company
         Investments, Private Placements
         10 Park Avenue
         P.O. Box 1902
         Morristown, New Jersey 07962-1902
         Attention:  Director
         Fax Number:  (973) 355-4250

With a copy (OTHER than with respect to deliveries of financial statements) to:

         Metropolitan Life Insurance Company
         10 Park Avenue
         Morristown, New Jersey 07962-1902
         Attention:  Chief Counsel-Securities Investments (PRIV)
         Fax Number:  (973) 355-4338

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: __________________

                                   SCHEDULE A
                          (to Note Purchase Agreement)

            NAME AND ADDRESS                    SERIES      PRINCIPAL AMOUNT OF
             OF PURCHASER                                     NOTES TO BE
                                                                PURCHASED

GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK    A            $10,000,000
c/o GE Asset Management Incorporated
Account:  GE Capital Life Assurance
 Company of New York
601 Union Street, Suite 2200
Seattle, Washington 98101
Attention:  Private Placements
Phone Number:  (206) 516-4515
Fax Number:  (206) 516-4578

Payments

All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds to:

         Hare & Co.
         The Bank of New York
         ABA #021000018
         Account Number/Beneficiary: GLA111566
         SWIFT Code:  IRVTBEBB

         Bank to Bank Information: GE Capital Life Assurance Company of New York, Account #127956, Helen of Troy, Floating Rate Senior Note, Series A due June 29, 2009; PPN 42308# AB 3, identify principal or interest

Notices

1. All notices and communications (including original note agreement, conformed copy of the note agreement, amendment requests, financial statements and other general information) to be addressed as first provided above.

2. All notices with respect to payments and written confirmation of each such payment, including interest payments, redemptions, premiums, make wholes and fees to be addressed as provided in 1 above with an additional copy to:

State Street                          Hare & Co.
Account:  GE Capital Life Assurance   The Bank of New York
  Company of New York                 Income Collection Department
801 Pennsylvania                      P.O. Box 11203
Kansas City, MO 64105                 New York, NY 10286
Attention:  Klaus Diem                Attn: PP P&I Department
Phone: (816) 691-8646                 Ref: GE Capital Life Assurance Company of
Fax:  (816) 691-5593                  New York, Account #127956, 42308# AB 3
geam@statestreetkc.com (preferred     and Floating Rate Series A Senior Notes of
delivery
method)                               Helen of Troy L.P.
                                      P&I Contact:  Anthony Largo - (212)
                                      437-6541

Name of Nominee in which Notes are to be issued: HARE & CO.

Taxpayer I.D. Number: 22-2882416

           NAME AND ADDRESS                          SERIES  PRINCIPAL AMOUNT OF
             OF PURCHASER                                       NOTES TO BE
                                                                 PURCHASED
GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY             A        $5,000,000
c/o GE Asset Management Incorporated
Account:  General Electric Capital Assurance Company
601 Union Street, Suite 2200
Seattle, Washington 98101
Attention: Private Placements
Phone Number: (206) 516-4515
Fax Number: (206) 516-4578

Payments

All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds to:

         Hare & Co.
         The Bank of New York
         ABA #021000018
         Beneficiary: GLA111566
         SWIFT Code: IRVTBEBB
         Ref: Helen of Troy, Helen of Troy, Floating Rate Senior Note, Series A due June 29, 2009; PPN 42308# AB 3, identify principal or interest

Notices

1. All notices and communications (including original note agreement, conformed copy of the note agreement, amendment requests, financial statements and other general information) to be addressed as first provided above.

2. All notices with respect to payments and written confirmation of each such payment, including interest payments, redemptions, premiums, make wholes and fees to be addressed as provided in 1 above with an additional copy to:

State Street                         Hare & Co.
Account: General Electric Capital    The Bank of New York
   Assurance Company                 Income Collection Department
801 Pennsylvania                     P.O. Box 11203
Kansas City, MO 64105                New York, NY 10286
Attention: Klaus Diem                Attn: PP P&I Department
Phone:  (816) 691-8646               Ref: General Electric Capital Assurance
Fax: (816) 691-5593                  Company, Account #127939, , 42308# AB 3
geam@statestreetkc.com (preferred    and Floating Rate Series A Senior Notes of
delivery method)                     Helen of Troy L.P.
                                     P&I Contact: Anthony Largo - (212) 437-6541

Name of Nominee in which Notes are to be issued: HARE & CO.

Taxpayer I.D. Number: 91-6027719

         NAME AND ADDRESS              SERIES            PRINCIPAL AMOUNT OF
           OF PURCHASER                                 NOTES TO BE PURCHASED
THE PRUDENTIAL INSURANCE COMPANY         A                   $7,500,000
  OF AMERICA
c/o Prudential Capital Group
2200 Ross Ave., Suite 4200E
Dallas, TX 75201
Attention: Managing Director

Payments

All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds (identifying each payment as Helen of Troy L.P., Floating Rate Senior Notes due 2009, Security No, !INV10541!, principal, premium or interest") to:

         Account Number 890-0304-391
         The Bank of New York
         New York, New York
         ABA #021-000-018

Notices

All notices and communications (including copies of all notices relating to payments) to be addressed as first provided above.

All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

         The Prudential Insurance Company of America
         Investment Operations Group
         Gateway Center Two, 10th Floor
         100 Mulberry Street
         Newark, New Jersey 07102-4077
         Telefacsimile: (973) 802-8055
         Attention: Manager, Billings and Collections

         Recipient of telephonic prepayment notices:

         Manager, Trade Management Group
         Phone Number: (973) 367-3141
         Telefacsimile: (800) 224-2278

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 22-1211670

                 NAME AND ADDRESS                SERIES    PRINCIPAL AMOUNT OF
                    OF PURCHASER                         NOTES TO BE PURCHASED

BAYSTATE INVESTMENTS, LLC                          A            $7,500,000
200 Berkeley St., Floor B-3
Mail Stop B-03-01
Boston, MA  02116
Attn: Bank Relations

Payments

All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds to:

         Fleet Bank
         ABA No.:  011-000-138
         Account No.:  9429114060

Notices

All notices and communications (including copies of all notices relating to payments) to be addressed as first provided above.

All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

         Prudential Private Placement Investors, L.P.
         4 Gateway Center, 100 Mulberry Street
         Newark, New Jersey 07102
         Attention:  Albert Trank, Managing Director
         Phone:  (973) 802-8608
         Fax:  (973) 624-6432

         Recipient of telephonic prepayment notices:

         Manager, Trade Management Group
         Phone:  (973) 802-8107
         Fax:  (800) 224-2278

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  04-141-4660

                 NAME AND ADDRESS                SERIES    PRINCIPAL AMOUNT OF
                    OF PURCHASER                         NOTES TO BE PURCHASED

GREAT-WEST LIFE & ANNUITY INSURANCE                A           $12,500,000
  COMPANY
3RD FLOOR, TOWER 2
8515 East Orchard Road
Greenwood Village, Colorado 80111

Payments

All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds to:

         The Bank of New York
         ABA #021-000-018
         BKofNYC/CTR/BBK=IOC566
         P&I Department - GWL #640935
         Special Instructions:   1)   Helen of Troy, Floating Rate Senior Note,
                                      Series A due June 29, 2009; PPN 42308# AB
                                      3,

                                 2)   allocation of payment between principal
                                      and interest, and

                                 3)   confirmation of principal balance.

Notices

All notices of payments, on or in respect of the Notes and written confirmation of each such payment to:

         The Bank of New York
         Institutional Custody Department, 14th Floor
         One Wall Street
         New York, New York  10286
         Telecopier:  (212) 635-8844

All other notices and communications, financial statements, trustee reports, etc. to:

         Great-West Life & Annuity Insurance Company
         8515 East Orchard Road, 3T2
         Greenwood Village, Colorado  80111
         Attention:  Corporate Finance Investments
         Telecopier:  (303) 737-6193

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  84-0467907

                 NAME AND ADDRESS                SERIES    PRINCIPAL AMOUNT OF
                    OF PURCHASER                         NOTES TO BE PURCHASED

THE TRAVELERS INSURANCE COMPANY                    A           $12,500,000
One Cityplace
Hartford, Connecticut  06103

Payments

All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Helen of Troy, Floating Rate Senior Note, Series A due June 29, 2009; PPN 42308# AB 3, principal, premium or interest") to:

         Chase Manhattan Bank, N.A.
         New York, NY
         ABA No. #021-000-021
         Ref:  Travelers Private Placement Account
         Account No.: 910-2-587434

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payment and written confirmation of each such payment, to be addressed:

         The Travelers Insurance Company
         242 Trumbull Street
         P. O. Box 150449
         Hartford, Connecticut 06103
         Attention: Cashier's Division, 5TSA
         Facsimile: (860) 308-8547
         Telephone: (860) 308-8453

Name of Nominee in which Notes are to be issued: TRAL & CO

Taxpayer I.D. Number:  06-0566090 (a Connecticut corporation)

                 NAME AND ADDRESS                SERIES    PRINCIPAL AMOUNT OF
                    OF PURCHASER                         NOTES TO BE PURCHASED

MONUMENTAL LIFE INSURANCE COMPANY                   A          $10,000,000
c/o AEGON USA Investment Management, LLC
4333 Edgewood Road N.E.
Cedar Rapids, Iowa 52499-5335
Attention:  Director of Private Placements
Phone:  (319) 369-2432
Fax:  (319) 369-2666

Payments

All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds to:

         Citibank, N.A.
         111 Wall Street
         New York, New York 10043
         ABA #021000089
         DDA #36218394
         FBO MONLIFE 847785
         Additional required information: Identify source and application of funds. Include the following: Helen of Troy, Floating Rate Senior Note, Series A due June 29, 2009; PPN 42308# AB 3, principal and interest.

Notices

All notices and confirmation of PAYMENT information with respect to the Notes should be sent to:

         AEGON USA Investment Management, LLC
         Attention:  Custody Operations-Privates
         4333 Edgewood Road N.E.
         Cedar Rapids, Iowa  52499-7013

All other notices and communications (including financial statement and reporting), to be addressed as first provided above, with copies to:

         AEGON USA Investment Management, LLC
         Attention:  Lizz Taylor - Private Placements
         400 West Market Street, 10th Floor
         Louisville, Kentucky  40202
         Phone:  (502) 560-2639
         Fax:  (502) 560-2030

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  52-0419790

                 NAME AND ADDRESS                SERIES    PRINCIPAL AMOUNT OF
                    OF PURCHASER                         NOTES TO BE PURCHASED

PRINCIPAL LIFE INSURANCE COMPANY                    A          $10,000,000
c/o Principal Global Investors, LLC
711 High Street
Des Moines, Iowa 50392-0800

Payments

All payments on or in respect of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:

         ABA #121000248
         Wells Fargo Bank, N.A.
         San Francisco, CA
         For credit to Principal Life Insurance Company
         Account No. 0000014752
         OBI PFGSE (S) B0067121()
         Attn: (Floating Rate Senior Note, Series A due June 29, 2009; PPN 42308# AB 3)

         With sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

All Notices to:

         Principal Global Investors, LLC
         711 High Street, G-26
         Des Moines, Iowa  50392-0800
         Attention:  Fixed Income - Private Placements
         E-mail:  Privateplacements2@exchange.principal.com

With a copy to (in the case of notices related to scheduled payments, prepayments, rate reset):

         Principal Global Investors, LLC
         711 High Street
         Des Moines, Iowa 50392-0960
         Attention:  Investment Accounting - Fixed Income Securities

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  42-0127290

                 NAME AND ADDRESS                SERIES    PRINCIPAL AMOUNT OF
                    OF PURCHASER                         NOTES TO BE PURCHASED

CONNECTICUT GENERAL LIFE INSURANCE COMPANY          A          $5,000,000
c/o CIGNA Investments, Inc.
280 Trumbull Street
Hartford, Connecticut 06103
Attention:  Private and Alternative Investments, H16B
Fax:  860-534-7203

Payments

All payments on or in respect of the Notes to be made by Federal Funds Wire Transfer to:

         J. P. Morgan Chase Bank
         BNF=CIGNA Private Placements/AC=9009001802
         ABA #021000021
         OBI= Helen of Troy, Floating Rate Senior Note, Series A due June 29, 2009; PPN 42308# AB 3 and application (as among principal, premium and interest of the payment being made); contact name and phone.

Address for Notices Related to Payments:

         CIG & Co.
         c/o CIGNA Investments, Inc.
         Attention:  Private and Alternative Investments, H16B
         280 Trumbull Street
         Hartford, Connecticut  06103
         Fax:  860-534-7203

         with a copy to:

         J. P. Morgan Chase Bank
         Private Placement Servicing
         14201 Dallas Parkway, 13th Floor
         Dallas, Texas  75254
         Attention: Heather Frisina, Mail Code 300-116
         Fax:  469-477-1904

Address for All Other Notices to be addressed to CIG & Co. at address first provided above.

Name of Nominee in which Notes are to be issued:  CIG & Co.

Taxpayer I.D. Number for CIG & Co.:  13-3574027

                 NAME AND ADDRESS                SERIES    PRINCIPAL AMOUNT OF
                    OF PURCHASER                         NOTES TO BE PURCHASED

METROPOLITAN LIFE INSURANCE COMPANY                 B          $18,000,000
One Madison Avenue
New York, New York 10010-3690

Payments

All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds to:

         JP Morgan Chase Bank
         New York, New York 10010
         ABA #021-000-021
         Account Name:  Metropolitan Life Insurance Company
         Account Number:  002-2-410591

Notices

All notices of payments, on or in respect of the Notes and written confirmation of each such payment to:

         Metropolitan Life Insurance Company
         Investments, Private Placements
         10 Park Avenue
         P.O. Box 1902
         Morristown, New Jersey 07962-1902
         Attention: Director
         Fax Number: (973) 355-4250

With a copy (OTHER than with respect to deliveries of financial statements) to:

         Metropolitan Life Insurance Company
         10 Park Avenue
         Morristown, New Jersey 07962-1902
         Attention:  Chief Counsel-Securities Investments (PRIV)
         Fax Number:  (973) 355-4338

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  __________________

                 NAME AND ADDRESS                SERIES    PRINCIPAL AMOUNT OF
                    OF PURCHASER                         NOTES TO BE PURCHASED

CONNECTICUT GENERAL LIFE INSURANCE COMPANY          B          $7,000,000
c/o CIGNA Investments, Inc.                                    $3,000,000
280 Trumbull Street                                            $3,000,000
Hartford, Connecticut 06103                                    $1,000,000
Attention:  Private and Alternative Investments, H16B          $1,000,000
Fax:  860-534-7203

Payments

All payments on or in respect of the Notes to be made by Federal Funds Wire Transfer to:

         J. P. Morgan Chase Bank
         BNF=CIGNA Private Placements/AC=9009001802
         ABA #021000021
         OBI=Helen of Troy, Floating Rate Senior Notes, Series B due June 29, 2011; PPN 42308 # AC 1 and application (as among principal, premium and interest of the payment being made); contact name and phone.

Address for Notices Related to Payments:

         CIG & Co.
         c/o CIGNA Investments, Inc.
         Attention:  Private and Alternative Investments, H16B
         280 Trumbull Street
         Hartford, Connecticut 06103
         Fax:  860-534-7203

         with a copy to:

         J. P. Morgan Chase Bank
         Private Placement Servicing
         14201 Dallas Parkway, 13th Floor
         Dallas, Texas 75254
         Attention: Heather Frisina, Mail Code 300-116
         Fax:  469-477-1904

Address for All Other Notices to be addressed to CIG & Co. at address first provided above.

Name of Nominee in which Notes are to be issued: CIG & Co.

Taxpayer I.D. Number for CIG & Co.: 13-3574027

                 NAME AND ADDRESS                SERIES    PRINCIPAL AMOUNT OF
                    OF PURCHASER                         NOTES TO BE PURCHASED

PHOENIX LIFE INSURANCE COMPANY                      B          $2,000,000
 (PHL CLIC)
c/o Phoenix Investment Partners
56 Prospect Street
Hartford, Connecticut 06115
Attention:  Private Placements Department
Phone:  (860) 403-5519
Fax:  (860) 403-7248

Payments

All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds to:

         Chase Manhattan Bank, N.A.
         New York, New York
         ABA #021 000 021
         Account Number: 900 9002 859
         Account Name: Income Processing
         Reference: G07185, Phoenix Life Insurance, PPN= 42308 # AC 1, OBI Helen of Troy, RATE=Floating Rate, DUE=June 29, 2011 (include Company name, principal and interest breakdown and premium, if any),

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above. All legal correspondence should be addressed:

         Phoenix Life Insurance Company
         One American Row
         Hartford, Connecticut 06115
         Attention:  John Mulrain, Legal Department
         Phone:  (860) 403-5799
         Fax:  (860) 403-7203

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  06-0493340

                 NAME AND ADDRESS                SERIES    PRINCIPAL AMOUNT OF
                    OF PURCHASER                         NOTES TO BE PURCHASED

PHOENIX LIFE INSURANCE COMPANY                      B          $2,000,000
 (PHL UL)
c/o Phoenix Investment Partners
56 Prospect Street
Hartford, Connecticut 06115
Attention:  Private Placements Department
Phone:  (860) 403-5519
Fax:  (860) 403-7248

Payments

All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds to:

         Chase Manhattan Bank, N.A.
         New York, New York
         ABA #021 000 021
         Account Number: 900 9002 859
         Account Name: Income Processing
         Reference: G05689, Phoenix Life Insurance, PPN= 42308 # AC 1, OBI Helen of Troy, RATE=Floating Rate, DUE=June 29, 2011 (include Company name, principal and interest breakdown and premium, if any),

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above. All legal correspondence should be addressed:

         Phoenix Life Insurance Company
         One American Row
         Hartford, Connecticut 06115
         Attention:  John Mulrain, Legal Department
         Phone:  (860) 403-5799
         Fax:  (860) 403-7203

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  06-0493340

           NAME AND ADDRESS                                PRINCIPAL AMOUNT OF
            OF PURCHASER                    SERIES        NOTES TO BE PURCHASED

PHL VARIABLE INSURANCE COMPANY                B                 $1,000,000
  (PHLVIC ANNUITY)
c/o Phoenix Investment Partners
56 Prospect Street
Hartford, Connecticut 06115
Attention: Private Placements Department
Phone: (860) 403-5519
Fax: (860) 403-7248

Payments

All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds to:

      Chase Manhattan Bank, N.A.
      New York, New York
      ABA #021 000 021
      Account Number: 900 9002 859
      Account Name: Income Processing
      Reference: G09390, Phoenix Life Insurance, PPN= 42308 # AC 1, OBI Helen of Troy, RATE=Floating Rate, DUE=June 29, 2011 (include Company name, principal and interest breakdown and premium, if any),

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above. All legal correspondence should be addressed:

      Phoenix Life Insurance Company
      One American Row
      Hartford, Connecticut 06115
      Attention: John Mulrain, Legal Department
      Phone: (860) 403-5799
      Fax: (860) 403-7203

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-0493340

           NAME AND ADDRESS                                PRINCIPAL AMOUNT OF
            OF PURCHASER                    SERIES        NOTES TO BE PURCHASED

PHL VARIABLE INSURANCE COMPANY                B                 $1,000,000
   (PHLVIC LIFE)
c/o Phoenix Investment Partners
56 Prospect Street
Hartford, Connecticut 06115
Attention: Private Placements Department
Phone: (860) 403-5519
Fax: (860) 403-7248

Payments

All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds to:

      Chase Manhattan Bank, N.A.
      New York, New York
      ABA #021 000 021
      Account Number: 900 9002 859
      Account Name: Income Processing
      Reference: G09389, Phoenix Life Insurance, PPN= 42308 # AC 1, OBI Helen of Troy, RATE= Floating Rate, DUE=June 29, 2011 (include Company name, principal and interest breakdown and premium, if any),

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above. All legal correspondence should be addressed:

      Phoenix Life Insurance Company
      One American Row
      Hartford, Connecticut 06115
      Attention: John Mulrain, Legal Department
      Phone: (860) 403-5799
      Fax: (860) 403-7203

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-0493340

           NAME AND ADDRESS                                PRINCIPAL AMOUNT OF
            OF PURCHASER                    SERIES        NOTES TO BE PURCHASED

PHL VARIABLE INSURANCE COMPANY                B                 $1,000,000
  (PHLVIC GIA)
c/o Phoenix Investment Partners
56 Prospect Street
Hartford, Connecticut 06115
Attention: Private Placements Department
Phone: (860) 403-5519
Fax: (860) 403-7248

Payments

All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds to:

      Chase Manhattan Bank, N.A.
      New York, New York
      ABA #021 000 021
      Account Number: 900 9002 859
      Account Name: Income Processing
      Reference: G09388, Phoenix Life Insurance, PPN= 42308 # AC 1, OBI Helen of Troy, RATE= Floating Rate, DUE=June 29, 2011 (include Company name, principal and interest breakdown and premium, if any),

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above. All legal correspondence should be addressed:

      Phoenix Life Insurance Company
      One American Row
      Hartford, Connecticut 06115
      Attention: John Mulrain, Legal Department
      Phone: (860) 403-5799
      Fax: (860) 403-7203

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-0493340

           NAME AND ADDRESS                                PRINCIPAL AMOUNT OF
            OF PURCHASER                    SERIES        NOTES TO BE PURCHASED

PHL VARIABLE INSURANCE COMPANY                B                 $1,000,000
  (PHVIC BANK)
c/o Phoenix Investment Partners
56 Prospect Street
Hartford, Connecticut 06115
Attention: Private Placements Department
Phone: (860) 403-5519
Fax: (860) 403-7248

Payments

All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds to:

      Chase Manhattan Bank, N.A.
      New York, New York
      ABA #021 000 021
      Account Number: 900 9002 859
      Account Name: Income Processing
      Reference: G09766, Phoenix Life Insurance, PPN= 42308 # AC 1, OBI Helen of Troy, RATE= Floating Rate, DUE=June 29, 2011 (include Company name, principal and interest breakdown and premium, if any),

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above. All legal correspondence should be addressed:

      Phoenix Life Insurance Company
      One American Row
      Hartford, Connecticut 06115
      Attention: John Mulrain, Legal Department
      Phone: (860) 403-5799
      Fax: (860) 403-7203

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-0493340

           NAME AND ADDRESS                                PRINCIPAL AMOUNT OF
             OF PURCHASER                   SERIES        NOTES TO BE PURCHASED

PHOENIX LIFE INSURANCE COMPANY               B                   $500,000
  (PHL FLEX)
c/o Phoenix Investment Partners
56 Prospect Street
Hartford, Connecticut 06115
Attention: Private Placements Department
Phone: (860) 403-5519
Fax: (860) 403-7248

Payments

All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds to:

      Chase Manhattan Bank, N.A.
      New York, New York
      ABA #021 000 021
      Account Number: 900 9002 859
      Account Name: Income Processing
      Reference: G05515, Phoenix Life Insurance, PPN= 42308 # AC 1, OBI Helen of Troy, RATE= Floating Rate, DUE=June 29, 2011 (include Company name, principal and interest breakdown and premium, if any),

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above. All legal correspondence should be addressed:

      Phoenix Life Insurance Company
      One American Row
      Hartford, Connecticut 06115
      Attention: John Mulrain, Legal Department
      Phone: (860) 403-5799
      Fax: (860) 403-7203

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-0493340

           NAME AND ADDRESS                                PRINCIPAL AMOUNT OF
            OF PURCHASER                    SERIES        NOTES TO BE PURCHASED

PHOENIX LIFE INSURANCE COMPANY                B                  $500,000
   (PHL GEO)
c/o Phoenix Investment Partners
56 Prospect Street
Hartford, Connecticut 06115
Attention: Private Placements Department
Phone: (860) 403-5519
Fax: (860) 403-7248

Payments

All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds to:

      Chase Manhattan Bank, N.A.
      New York, New York
      ABA #021 000 021
      Account Number: 900 9002 859
      Account Name: Income Processing
      Reference: G05915, Phoenix Life Insurance, PPN= 42308 # AC 1, OBI Helen of Troy, RATE= Floating Rate, DUE=June 29, 2011 (include Company name, principal and interest breakdown and premium, if any),

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above. All legal correspondence should be addressed:

      Phoenix Life Insurance Company
      One American Row
      Hartford, Connecticut 06115
      Attention: John Mulrain, Legal Department
      Phone: (860) 403-5799
      Fax: (860) 403-7203

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-0493340

           NAME AND ADDRESS                                PRINCIPAL AMOUNT OF
            OF PURCHASER                    SERIES        NOTES TO BE PURCHASED

PHOENIX LIFE INSURANCE COMPANY                B                   $500,000
  (PHL SPDA)
c/o Phoenix Investment Partners
56 Prospect Street
Hartford, Connecticut 06115
Attention: Private Placements Department
Phone: (860) 403-5519
Fax: (860) 403-7248

Payments

All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds to:

      Chase Manhattan Bank, N.A.
      New York, New York
      ABA #021 000 021
      Account Number: 900 9002 859
      Account Name: Income Processing
      Reference: G05134, Phoenix Life Insurance, PPN= 42308 # AC 1,
      OBI Helen of Troy, RATE=Floating Rate, DUE=June 29, 2011 (include Helen of Troy L.P., principal and interest breakdown and premium, if any),

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above. All legal correspondence should be addressed:

      Phoenix Life Insurance Company
      One American Row
      Hartford, Connecticut 06115
      Attention: John Mulrain, Legal Department
      Phone: (860) 403-5799
      Fax: (860) 403-7203

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-0493340

           NAME AND ADDRESS                                PRINCIPAL AMOUNT OF
             OF PURCHASER                   SERIES        NOTES TO BE PURCHASED

PHL VARIABLE INSURANCE COMPANY                B                  $500,000
  (PHL GIA)
c/o Phoenix Investment Partners, Ltd.
56 Prospect Street
P. O. Box 150480
Hartford, Connecticut 06115-0480
Attention: Private Placements Division
Fax Number: (860) 403-7248

Payments

All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds to:

      ABA #021 000 021
      Chase Manhattan Bank, N.A
      New York, New York 10022
      Account Number: 900 9002 859
      Account Name: Income Processing
      Reference: G06476, Phoenix Life Insurance
      OBI=Helen of Troy L.P., PPN=42308 # AC1 RATE=Floating Rate DUE=2011 (include Helen of Troy L.P., principal and interest breakdown and premium, if any)

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-1045829

           NAME AND ADDRESS                                PRINCIPAL AMOUNT OF
            OF PURCHASER                    SERIES        NOTES TO BE PURCHASED

MONUMENTAL LIFE INSURANCE COMPANY             B                $7,000,000
c/o AEGON USA Investment Management, LLC
4333 Edgewood Road N.E.
Cedar Rapids, Iowa 52499-5335
Attention: Director of Private Placements
Phone: (319) 369-2432
Fax: (319) 369-2666

Payments

All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds to:

      Citibank, N.A.
      111 Wall Street
      New York, New York 10043
      ABA #021000089
      DDA #36218394
      FBO MONLIFE #847785
      Additional required information: Identify source and application of funds. Include the following: Helen of Troy, Floating Rate Senior Note, Series B due June 29, 2011; PPN 42308 # AC 1, principal and interest.

Notices

All notices and confirmation of PAYMENT information with respect to the Notes should be sent to:

      AEGON USA Investment Management, LLC
      Attention: Custody Operations-Privates
      4333 Edgewood Road N.E.
      Cedar Rapids, Iowa 52499-7013

All other notices and communications (including financial statement and reporting), to be addressed as first provided above, with copies to:

      AEGON USA Investment Management, LLC
      Attention: Lizz Taylor - Private Placements
      400 West Market Street, 10th Floor
      Louisville, Kentucky 40202
      Phone: (502) 560-2639
      Fax: (502) 560-2030

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 52-0419790

           NAME AND ADDRESS                                PRINCIPAL AMOUNT OF
            OF PURCHASER                    SERIES        NOTES TO BE PURCHASED

SUNAMERICA LIFE INSURANCE COMPANY             C                $52,500,000
c/o AIG Global Investment Corporation
2929 Allen Parkway, A36-01
Houston, TX 77019-2155
Attention: Legal Department - Investment Management
Facsimile Number: (713) 831-2328

Payments

All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Helen of Troy, Floating Rate Senior Note, Series A due June 29, 2014; PPN 42308 # AD 9, principal, premium or interest") to:

      The Bank of New York
      ABA #021-000-018
      BNF IOC 566
      Account Name: SunAmerica Life Insurance Company/GIC
      Account Number 113660
      OBI =PPN 42308 # AD 9 and Prin: $________   Int: $

Notices

All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

      The Bank of New York
      Attn: Private Placements Department
      100 Church Street, 7th Floor
      New York, New York 10286
      Telephone: (212) 437-3052
      Fax: (212) 437-6467

Duplicate payment notices and compliance information to:

      AIG Global Investment Group
      2929 Allen Parkway, A36-04
      Houston, Texas 77019
      Attn: Private Placement Department
      Fax: (713) 831-1072

Name of Nominee in which Notes are to be issued: HARE & Co.

Taxpayer I.D. Number: 13-6062916 (for HARE & Co.)

Taxpayer I.D. Number (for SunAmerica Life Insurance Company): 52-0502540

           NAME AND ADDRESS                                PRINCIPAL AMOUNT OF
            OF PURCHASER                    SERIES        NOTES TO BE PURCHASED

METROPOLITAN LIFE INSURANCE COMPANY
One Madison Avenue                            C                $14,500,000
New York, New York 10010-3690

Payments

All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds to:

      JP Morgan Chase Bank
      New York, New York 10010
      ABA #021-000-021
      Account Name: Metropolitan Life Insurance Company
      Account Number: 002-2-410591

Notices

All notices of payments, on or in respect of the Notes and written confirmation of each such payment to:

      Metropolitan Life Insurance Company
      Investments, Private Placements
      10 Park Avenue
      P.O. Box 1902
      Morristown, New Jersey 07962-1902
      Attention: Director Fax
      Number: (973) 355-4250

With a copy (OTHER than with respect to deliveries of financial statements) to:

      Metropolitan Life Insurance Company
      10 Park Avenue
      Morristown, New Jersey 07962-1902
      Attention: Chief Counsel-Securities Investments (PRIV)
      Fax Number: (973) 355-4338

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: __________________

           NAME AND ADDRESS                                PRINCIPAL AMOUNT OF
            OF PURCHASER                    SERIES        NOTES TO BE PURCHASED

TRANSAMERICA OCCIDENTAL LIFE                  C                 $8,000,000
  INSURANCE COMPANY
c/o AEGON USA Investment Management, LLC
4333 Edgewood Road N.E.
Cedar Rapids, Iowa 52499-5335
Attention: Director of Private Placements
Phone: (319) 369-2432
Fax: (319) 369-2666

Payments

All payments on or in respect of the Notes to be made by bank wire transfer of Federal or other immediately available funds to:

      Boston Safe Deposit Trust

      ABA #011001234
      Credit DDA Account: 125261
      Attention: MBS Income, cc1253
      FBO TOLIC No. TRAF 1505252
      Additional required information: Identify source and application of funds. Include the following: Helen of Troy, Floating Rate Senior Note, Series C due June 29, 2014, PPN 42308 # AD 9, principal and interest.

Notices

All notices and confirmation of PAYMENT information with respect of the Notes should be sent to:

      AEGON USA Investment Management, LLC
      Attention: Custody Operations-Privates
      4333 Edgewood Road N.E.
      Cedar Rapids, Iowa 52499-7013

All other notices and communications (including financial statement and reporting) to be addressed as first provided above with a copy to:

      AEGON USA Investment Management, LLC
      Attention: Lizz Taylor - Private Placements
      400 West Market Street, 10th Floor
      Louisville, Kentucky 40202
      Phone: (502) 560-2639
      Fax: (502) 560-2030

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 95-1060502

                                  DEFINED TERMS

      As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

      "Adjusted LIBOR Rate" for each Interest Period shall be a rate per annum equal to LIBOR for such Interest Period plus (a) 0.85% in the case of the Series A Notes, (b) 0.85% in the case of the Series B Notes, and (c) 0.90% in the case of the Series C Notes.

      "Administrative Agent" means Bank of America, N.A. in its capacity as administrative agent under the Bank Credit Agreements, together with its successors and assigns in such capacity.

      "Affiliate" means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Parent Guarantor or any Subsidiary or any Person of which the Parent Guarantor and/or its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of any Obligor.

      "Bank Credit Agreement" means collectively, (i) the Credit Agreement dated as of June 1, 2004 among the Issuer, the Parent Guarantor, Bank of America N.A., the other Lenders party thereto and Banc of America Securities LLC and (ii) the Term Loan Credit Agreement dated as of June 1, 2004 among the Issuer, the Parent Guarantor, Banc of America Mezzanine Capital, LLC and the other Lenders party thereto.

      "Bank Lenders" means the banks and financial institutions party to a Bank Credit Agreement.

      "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed, and, if the applicable Business Day relates to the determination of LIBOR, a day on which dealings are carried on in U.S. dollar deposits in the London interbank market.

      "Capital Lease" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

      "Capital Lease Obligation" means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

                                   SCHEDULE B
                          (to Note Purchase Agreement)

      "Closing" is defined in Section 3.

      "Closing Date" is defined in Section 3.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

      "Company" means Helen of Troy, L.P., a Texas limited partnership.

      "Confidential Information" is defined in Section 21.

      "Consolidated Adjusted Debt" means as of any date of determination the total amount of all Debt of the Parent Guarantor and its Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP, minus Permitted Credit Facility Debt outstanding as of such date of determination.

      "Consolidated Debt" means as of any date of determination the total amount of all Debt of the Parent Guarantor and its Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP.

      "Consolidated EBITDA" shall mean, for any period, Consolidated Net Income for such period, plus, to the extent deducted in computing such Consolidated Net Income and without duplication, (a) depreciation and amortization expense for such period, (b) Consolidated Interest Expense for such period, (c) income tax expense for such period, and (d) other non cash charges for such period, all as determined in accordance with GAAP. For purposes of calculating Consolidated EBITDA for any period of four consecutive quarters, if during such period the Parent Guarantor or any Restricted Subsidiary shall have acquired or disposed of any Person or acquired or disposed of all or substantially all of the operating assets of any Person, Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such transaction occurred on the first day of such period.

      "Consolidated Interest Expense" shall mean, for any period, the gross interest expense of the Parent Guarantor and its Restricted Subsidiaries deducted in the calculation of Consolidated Net Income for such period, determined on a consolidated basis in accordance with GAAP.

      "Consolidated Net Income" shall mean, for any period, the consolidated net income (or loss) of the Parent Guarantor and its Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP consistently applied.

      "Consolidated Net Worth" shall mean the consolidated stockholder's equity of the Parent Guarantor and its Restricted Subsidiaries, as defined according to GAAP, less the sum of (i) minority interests and (ii) Restricted Investments in excess of 10% of stockholders' equity of the Parent Guarantor and its Restricted Subsidiaries.

      "Consolidated Total Assets" means, as of any date of determination, the total amount of all assets of the Parent Guarantor and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP.

      "Consolidated Total Capitalization" means, at any time, the sum of (i) Consolidated Net Worth and (ii) Consolidated Debt.

      "Debt" means, with respect to any Person, without duplication,

            (a)   its liabilities for borrowed money;

            (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable and other accrued liabilities arising in the ordinary course of business but including, without limitation, all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

            (c)   its Capital Lease Obligations;

            (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); and

            (e) Guarantees of such Person with respect to liabilities of a type described in any of clauses (a) through (d) hereof.

      Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through (e) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

      "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

      "Default Rate" as of any date means that rate of interest that is the greater of (i) 2.0% per annum above the Adjusted LIBOR Rate for the Notes for which a determination is then being made or (ii) 2.0% per annum over the rate of interest publicly announced by Bank of America, N.A. in New York, NY as its "base" or "prime" rate.

      "Environmental Laws" means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

      "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Parent Guarantor under section 414 of the Code.

      "Event of Default" is defined in Section 11.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Fair Market Value" means, at any time and with respect to any property, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell), as reasonably determined in the good faith opinion of the Parent Guarantor's board of directors.

      "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

      "Governmental Authority" means

            (a)   the government of

                  (i) the United States of America or any state or other political subdivision thereof, or

                  (ii) any jurisdiction in which the Parent Guarantor or any Restricted Subsidiary conducts all or any part of its business, or which has jurisdiction over any properties of the Parent Guarantor or any Restricted Subsidiary, or

            (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

      "Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Debt, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

            (a) to purchase such Debt or obligation or any property constituting security therefor primarily for the purpose of assuring the owner of such Debt or obligation of the ability of any other Person to make payment of the Debt or obligation;

            (b) to advance or supply funds (i) for the purchase or payment of such Debt or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Debt or obligation;

            (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Debt or obligation of the ability of any other Person to make payment of the Debt or obligation; or

            (d) otherwise to assure the owner of such Debt or obligation against loss in respect thereof.

      In any computation of the Debt or other liabilities of the obligor under any Guaranty, the Debt or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor, provided that the amount of such Debt outstanding for purposes of this Agreement shall not exceed the maximum amount of Debt that is the subject of such Guaranty.

      "Hazardous Material" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

      "holder" means, with respect to any Note, the Person in whose name such
Note is registered in the register maintained by the Parent Guarantor pursuant to Section 13.1.

      "Institutional Investor" means (a) any original purchaser of a Note, (b) any holder of more than $2,000,000 of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

      "Interest Payment Date" shall have the meaning assigned thereto in Section 1.2(a) of this Agreement.

      "Interest Period" shall mean the period commencing on the Closing Date and continuing up to, but not including, the first Interest Payment Date and, thereafter, the period commencing on the next succeeding Interest Payment Date and continuing up to, but not including, the next Interest Payment Date.

      "Investments" shall mean all investments, in cash or by delivery of property made, directly or indirectly in any Person, whether by acquisition of shares of capital stock, Debt or other obligations or securities or by loan, advance, capital contribution or otherwise.

      "LIBOR" shall mean, for any Interest Period, the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S.

Dollars for a 90-day period which appears on the Bloomberg Financial Markets Service Page BBAM-1 (or if such page is not available, the Reuters Screen LIBO
Page) as of 11:00 a.m. (London, England time) on the date two Business Days before the commencement of such Interest Period (or three Business Days prior to the beginning of the first Interest Period). "Reuters Screen LIBO Page" means the display designated as the "LIBO" page on the Reuters Monitory Money Rates Service (or such other page as may replace the LIBO page on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Banker's Association Interest Settlement Rates for U.S. Dollar deposits).

      "LIBOR Breakage Amount" is defined in Section 8.2(b).

      "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement (other than an operating lease) or Capital Lease, upon or with respect to any property or asset of such Person (including, in the case of stock, shareholder agreements, voting trust agreements and all similar arrangements).

      "Material" means material in relation to the business, operations, affairs, financial condition, assets or properties of the Parent Guarantor and its Restricted Subsidiaries taken as a whole.

      "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Parent Guarantor and its Restricted Subsidiaries taken as a whole, or (b) the ability of each of the Parent Guarantor or the Obligors to perform its respective obligations under this Agreement and the Notes, as applicable, (c) the ability of any Subsidiary Guarantor to perform its obligations under the Subsidiary Guaranty or (d) the validity or enforceability of this Agreement, the Notes or the Subsidiary Guaranty.

      "Material Subsidiary" means, at any time, any Restricted Subsidiary of the Parent Guarantor which, together with all other Restricted Subsidiaries of such Restricted Subsidiary, accounts for more than (i) 5% of the consolidated assets of the Parent Guarantor and its Restricted Subsidiaries or (ii) 5% of consolidated revenue of the Parent Guarantor and its Restricted Subsidiaries.

      "Memorandum" is defined in Section 5.3.

      "Moody's" shall mean Moody Investors Service, Inc.

      "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in Section 4001(a)(3) of ERISA).

      "Notes" is defined in Section 1.

      "Obligor" means the Company, Troy Barbados or the Parent Guarantor and "Obligors" means, collectively, the Company, Troy Barbados and the Parent Guarantor.

      "Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of the Parent Guarantor whose responsibilities extend to the subject matter of such certificate.

      "Parent Guarantor" is defined in the introductory paragraph of this Agreement.

      "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

      "Permitted Credit Facility Debt" means Debt incurred under all revolving credit, lines of credit or similar facilities and outstanding in an aggregate principal amount of not more than $10,000,000 under all such facilities at any time.

      "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

      "Plan" means an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Parent Guarantor or any ERISA Affiliate or with respect to which the Parent Guarantor or any ERISA Affiliate may have any liability.

      "Prepayment Premium" means, for purposes of the Series A Notes in connection with any optional prepayment of the Notes pursuant to Section 8.2 or acceleration of such Notes pursuant to Section 12.1, an amount equal to the applicable percentage of the principal amount of such Notes so prepaid or accelerated set forth opposite the respective period below:

         IF PREPAID DURING THE PERIOD                     APPLICABLE PERCENTAGE

Closing Date through first annual anniversary date of               2%
                          Closing

After first annual anniversary date of Closing                      0%
and,

for purposes of the Series B Notes or Series C Notes in connection with any optional prepayment of the Notes pursuant to Section 8.2 from and after the first annual anniversary date of the Closing or the acceleration of such Notes pursuant to Section 12.1 at any time, an amount equal to the applicable percentage of the principal amount of such Notes so prepaid or accelerated set forth opposite the respective period below:

         IF PREPAID DURING THE PERIOD                     APPLICABLE PERCENTAGE

Closing Date through second annual anniversary date of              1%
                          Closing

After second annual anniversary date of Closing                     0%

      "Priority Debt" means (without duplication), as of the date of any determination thereof, the sum of (i) all unsecured Debt of Restricted Subsidiaries (including all Guaranties of Debt of the Obligors but excluding (x) Debt owing to any Obligor or any other Restricted Subsidiary, (y) Debt outstanding at the time such Person became a Restricted Subsidiary (other than an Unrestricted Subsidiary which is designated as a Restricted Subsidiary pursuant to Section 9.7 hereof), provided that such Debt shall have not been incurred in contemplation of such person becoming a Restricted Subsidiary, and
(z) all Guaranties of Debt of the Obligors by any Restricted Subsidiary which has also guaranteed the Notes and (ii) all Debt of the Obligors and its Restricted Subsidiaries secured by Liens other than Debt secured by Liens permitted by subparagraphs (a) through (i), inclusive, of Section 10.4.

      "property" or "properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

      "Purchasers" means the purchasers of the Notes named in Schedule A hereto.

      "QPAM Exemption" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

      "Qualified Institutional Buyer" means any Person who is a qualified institutional buyer within the meaning of such term as set forth in Rule 144(a)(1) under the Securities Act.

      "Required Holders" means, at any time, the holders of not less than 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Parent Guarantor or any of its Affiliates).

      "Responsible Officer" means any Senior Financial Officer and any other officer of the Parent Guarantor with responsibility for the administration of the relevant portion of this Agreement.

      "Restricted Investments" shall mean all Investments except the following:

      (a) current assets arising from the sale of goods and services in the ordinary course of business of the Parent Guarantor;

      (b)   property to be used in the ordinary course of business;

      (c)   Investments existing on the date of the Closing and described in
Schedule 10.1;

      (d) Investments in obligations issued by the United States of America or an agency thereof, or Canada (or any province thereof), so long as such agency obligations have been unconditionally guaranteed by the United States of America or Canada, as the case may be, provided that such obligations mature within 365 days from the date of acquisition thereof;

      (e) Investments in certificates of deposit or banker's acceptances issued by an Acceptable Bank, provided that such obligations mature within 365 days from the date of acquisition thereof;

      (f) Investments in commercial paper which shall have been given one of the highest two ratings by S&P or Moody's and maturing not more than 270 days from the date of creation thereof;

      (g)   Investments in Repurchase Agreements;

      (h) Investments in one or more Restricted Subsidiaries or any Person that becomes a Restricted Subsidiary;

      (i) Investments in tax-exempt obligations of any state of the United States of America, or any municipality of any such state, in each case which shall have been given one of the highest two ratings by S&P or by Moody's, provided that such obligations mature within 365 days from the date of acquisition thereof;

      (j) Investments in treasury stock or common stock of the Parent Guarantor; and

      (k) Investments in money market instrument programs which are classified as current assets in accordance with GAAP, which money market instrument programs are administered by an "investment company" regulated under the Investment Company Act of 1940 and which money market instrument programs hold only Investments satisfying the criteria set forth in clauses (d), (e), (f) and
(g) above.

As used in this definition of "Restricted Investments":

      "Repurchase Agreement" shall mean any written agreement:

                  (a) that provides for (1) the transfer of one or more United States Governmental Securities in an aggregate principal amount at least equal to the amount of the Transfer Price (defined below) to the Parent Guarantor or any of its Restricted Subsidiaries from an Acceptable Bank or an Acceptable Broker-Dealer against a transfer of funds (the "Transfer Price") by the Parent Guarantor to such Acceptable Bank or Acceptable Broker-Dealer, and (2) a simultaneous agreement by the Parent Guarantor, in connection with such transfer of funds, to transfer to such Acceptable Bank or Acceptable Broker-Dealer the same or substantially similar United States Governmental Securities for a price not less than the Transfer Price plus a reasonable return thereon at a date certain not later than 365 days after such transfer of funds,

                  (b) in respect of which the Parent Guarantor shall have the right, whether by contract or pursuant to applicable law, to liquidate such agreement upon the occurrence of any default thereunder, and

                  (c) in connection with which the Parent Guarantor, or an agent thereof, shall have taken all action required by applicable law or regulations to perfect a Lien in such United States Governmental Securities.

            "Acceptable Bank" shall mean any bank or trust company (i) which is organized under the laws of the United States of America or any state thereof, (ii) which has capital, surplus and undivided profits aggregating at least $250,000,000, and (iii) whose long-term unsecured debt obligations (or the long-term unsecured debt obligations of the bank holding company owning all of the capital stock of such bank or trust company) shall have been given a rating of "A" or better by S&P, "A2" or better by Moody's or an equivalent rating by any other credit rating agency of recognized national standing.

            "Acceptable Broker-Dealer" shall mean any Person other than a natural person (i) which is registered as a broker or dealer pursuant to the Exchange Act and (ii) whose long-term unsecured debt obligations shall have been given a rating of "A" or better by S&P, "A2" or better by Moody's or an equivalent rating by any other credit rating agency of recognized national standing.

      "Restricted Subsidiary" means any Subsidiary: (i) in which at least a majority of the voting securities are owned by the Parent Guarantor and/or one or more Restricted Subsidiaries and (ii) which the Parent Guarantor has not designated an Unrestricted Subsidiary by notice in writing given to the holders of the Notes. The Company and Troy Barbados shall at all time remain Restricted Subsidiaries.

      "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc.

      "SEC Reports" means (i) each financial statement, report, notice or proxy statement sent by the Obligors or any Subsidiary to public securities holders generally, (ii) each regular or periodic report, each registration statement, and each prospectus and all amendments thereto filed by the Obligors or any Subsidiary with the Securities and Exchange Commission, and (iii) all press releases and other statements made available generally by the Obligors or any Subsidiary to the public concerning developments that relate to the Obligors or any Subsidiary.

      "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Senior Debt" means, as of the date of any determination thereof, all Consolidated Debt, other than Subordinated Debt.

      "Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Parent Guarantor.

      "Series A Notes" is defined in Section 1 of this Agreement.

      "Series B Notes" is defined in Section 1 of this Agreement.

      "Series C Notes" is defined in Section 1 of this Agreement.

      "Subordinated Debt" means all unsecured Debt of any Obligor or any Restricted Subsidiary which shall contain or have applicable thereto subordination provisions providing for the subordination thereof to other Debt of such Person (including, without limitation, being subordinated to the obligations of the Obligors or their Restricted Subsidiary under this Agreement or the Notes).

      "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Parent Guarantor.

      "Subsidiary Guarantor" means each Subsidiary which is party to the Subsidiary Guaranty.

      "Subsidiary Guaranty" is defined in Section 2.2 of this Agreement.

      "Taxes" is defined in Section 8.6(a).

      "Troy Barbados" is defined in the introductory paragraph of this Agreement.

      "United States Dollars" means the lawful currency of the United States of America.

      "Unrestricted Subsidiary" means any Subsidiary so designated by the Parent Guarantor.

      "U.S. Person" has the meaning given thereto in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

                             [FORM OF SERIES A NOTE]

                               HELEN OF TROY L.P.

              FLOATING RATE SERIES A SENIOR NOTE DUE JUNE 29, 2009

No.  [_______]                                                            [Date]
$[___________]                                                   PPN 42308 # AB3

      FOR VALUE RECEIVED, HELEN OF TROY L.P. (herein called "the "Company"), a limited partnership organized and existing under the laws of the State of Texas hereby promises to pay to [_____________________] or registered assigns, the principal sum of [______________] DOLLARS on June 29, 2009 with interest (computed on the basis of a 360-day year and actual days elapsed) (a) on the unpaid balance thereof at a floating rate equal to the Adjusted LIBOR Rate (as defined in the Note Purchase Agreement referred to below) from the date hereof until maturity, payable quarterly on the 29th day of each March, June, September and December in each year commencing September 29, 2004 and at maturity, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal and interest, and Prepayment Premium and LIBOR Breakage Amount payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate (as defined in the Note Purchase Agreement).

      Payments of principal of, interest on and any Prepayment Premium and LIBOR Breakage Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

      This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of June 29, 2004 (as from time to time amended, supplemented or modified, the "Note Purchase Agreement"), between the Company, Helen of Troy Limited, a Bermuda company (the "Parent Guarantor"), Helen of Troy Limited, a Barbados company ("Troy Barbados"), and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
Section 21 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement, provided, that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by any holder of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA.

      This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney

                                    EXHIBIT 1
                          (to Note Purchase Agreement)
duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

      The Company will make required prepayments of principal on the date and in the amounts specified in the Note Agreement. This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

      Pursuant to Section 14 of the Note Purchase Agreement referred to above, each of the Parent Guarantor and Troy Barbados has absolutely and unconditionally guaranteed payment in full of the principal of, Prepayment Premium and LIBOR Breakage Amount, if any, and interest on this Note and the performance by the Company of its obligations contained in the Note Purchase Agreement all as more fully set forth therein.

      Pursuant to the Subsidiary Guaranty Agreement dated as of June 29, 2004 (as amended, restated or otherwise modified from time to time, the "Subsidiary Guaranty"), and subject to certain terms and provisions set forth in the Note Purchase Agreement, certain Subsidiaries of the Company have absolutely and unconditionally guaranteed payment in full of the principal of, Prepayment Premium and LIBOR Breakage Amount, if any, and interest on this Note and the performance by the Company of its obligations contained in the Note Purchase Agreement all as more fully set forth in said Subsidiary Guaranty.

      If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including the LIBOR Breakage Amount and any applicable Prepayment Premium) and with the effect provided in the Note Purchase Agreement.

      This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                 HELEN OF TROY L.P., A TEXAS LIMITED PARTNERSHIP

                                 By ____________________________________________
                                   Name: _______________________________________
                                   Title: ______________________________________

                                     E-1-2

                             [FORM OF SERIES B NOTE]

                               HELEN OF TROY L.P.

              FLOATING RATE SERIES B SENIOR NOTE DUE JUNE 29, 2011

No.  [_______]                                                            [Date]
$[___________]                                                   PPN 42308 # AC1

      FOR VALUE RECEIVED, each of the undersigned, HELEN OF TROY L.P. (herein called "the Company"), a limited partnership organized and existing under the laws of the State of Texas hereby promises to pay to [_____________________] or registered assigns, the principal sum of [______________] DOLLARS on June 29, 2011 with interest (computed on the basis of a 360-day year and actual days elapsed) (a) on the unpaid balance thereof at a floating rate equal to the Adjusted LIBOR Rate (as defined in the Note Purchase Agreement referred to below) from the date hereof until maturity, payable quarterly on the 29th day of each March, June, September and December in each year commencing September 29, 2004 and at maturity, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal and interest, and Prepayment Premium and LIBOR Breakage Amount payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate (as defined in the Note Purchase Agreement).

      Payments of principal of, interest on and any Prepayment Premium and LIBOR Breakage Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

      This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of June 29, 2004 (as from time to time amended, supplemented or modified, the "Note Purchase Agreement"), between the Company, Helen of Troy Limited, a Bermuda company (the "Parent Guarantor"), Helen of Troy Limited, a Barbados company ("Troy Barbados"), and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
Section 21 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement, provided, that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by any holder of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA.

      This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney

                                    EXHIBIT 2
                          (to Note Purchase Agreement)
duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

      The Company will make required prepayments of principal on the date and in the amounts specified in the Note Agreement. This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

        Pursuant to Section 14 of the Note Purchase Agreement referred to above, each of the Parent Guarantor and Troy Barbados has absolutely and unconditionally guaranteed payment in full of the principal of, Prepayment Premium and LIBOR Breakage Amount, if any, and interest on this Note and the performance by the Company of its obligations contained in the Note Purchase Agreement all as more fully set forth therein.

      Pursuant to the Subsidiary Guaranty Agreement dated as of June 29, 2004 (as amended, restated or otherwise modified from time to time, the "Subsidiary Guaranty"), and subject to certain terms and provisions set forth in the Note Purchase Agreement, certain Subsidiaries of the Company have absolutely and unconditionally guaranteed payment in full of the principal of, Prepayment Premium and LIBOR Breakage Amount, if any, and interest on this Note and the performance by the Company of its obligations contained in the Note Purchase Agreement all as more fully set forth in said Subsidiary Guaranty.

      If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including the LIBOR Breakage Amount and any applicable Prepayment Premium) and with the effect provided in the Note Purchase Agreement.

      This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                 HELEN OF TROY L.P., A TEXAS LIMITED PARTNERSHIP

                                 By ____________________________________________
                                   Name: _______________________________________
                                   Title: ______________________________________

                                     E-1-2

                             [FORM OF SERIES C NOTE]

                               HELEN OF TROY L.P.

              FLOATING RATE SERIES C SENIOR NOTE DUE JUNE 29, 2014

No.  [_______]                                                            [Date]
$[___________]                                                   PPN 42308 # AD9

      FOR VALUE RECEIVED, each of the undersigned, HELEN OF TROY L.P. (herein called "the Company"), a limited partnership organized and existing under the laws of the State of Texas hereby promises to pay to [_____________________] or registered assigns, the principal sum of [______________] DOLLARS on June 29, 2014 with interest (computed on the basis of a 360-day year and actual days elapsed) (a) on the unpaid balance thereof at a floating rate equal to the Adjusted LIBOR Rate (as defined in the Note Purchase Agreement referred to below) from the date hereof until maturity, payable quarterly on the 29th day of each March, June, September and December in each year commencing September 29, 2004 and at maturity, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal and interest and Prepayment Premium and LIBOR Breakage Amount, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate (as defined in the Note Purchase Agreement).

      Payments of principal of, interest on and any Prepayment Premium and LIBOR Breakage Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

      This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of June 29, 2004 (as from time to time amended, supplemented or modified, the "Note Purchase Agreement"), between the Company, Helen of Troy Limited, a Bermuda company (the "Parent Guarantor"), Helen of Troy Limited, a Barbados company ("Troy Barbados"), and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
Section 21 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement, provided, that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by any holder of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA.

      This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and

                                    EXHIBIT 3
                          (to Note Purchase Agreement)
registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

      The Company will make required prepayments of principal on the date and in the amounts specified in the Note Agreement. This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

      Pursuant to Section 14 of the Note Purchase Agreement referred to above, each of the Parent Guarantor and Troy Barbados has absolutely and unconditionally guaranteed payment in full of the principal of, prepayment premium, if any, and interest on this Note and the performance by the Company of its obligations contained in the Note Purchase Agreement all as more fully set forth therein.

      Pursuant to the Subsidiary Guaranty Agreement dated as of June 29, 2004 (as amended, restated or otherwise modified from time to time, the "Subsidiary Guaranty"), and subject to certain terms and provisions set forth in the Note Purchase Agreement, certain Subsidiaries of the Company have absolutely and unconditionally guaranteed payment in full of the principal of, Prepayment Premium and LIBOR Breakage Amount, if any, and interest on this Note and the performance by the Company of its obligations contained in the Note Purchase Agreement all as more fully set forth in said Subsidiary Guaranty.

      If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including the LIBOR Breakage Amount and any applicable Prepayment Premium and LIBOR Breakage Amount) and with the effect provided in the Note Purchase Agreement.

      This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                 HELEN OF TROY L.P., A TEXAS LIMITED PARTNERSHIP

                                 By ____________________________________________
                                   Name: _______________________________________
                                   Title: ______________________________________

                                     E-2-2

                           FORM OF SUBSIDIARY GUARANTY

                                 EXHIBIT 2.4(b)
                          (to Note Purchase Agreement)

                       FORM OF OPINION OF SPECIAL COUNSEL
                                 TO THE OBLIGORS

      The closing opinion of Baker & McKenzie, special counsel to the Company, which is called for by Section 4.4 of the Note Purchase Agreement, shall be dated the date of Closing and addressed to the Purchasers, shall be satisfactory in scope and form to each Purchaser and shall be to the effect that:

[to be provided]

      The opinion of Baker & McKenzie, shall cover such other matters relating to the sale of the Notes as each Purchaser may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and other officers of the Company and its Subsidiaries.

                                 EXHIBIT 4.4(a)
                          (to Note Purchase Agreement)

                   FORM OF OPINION OF SPECIAL BARBADOS COUNSEL
                                TO TROY BARBADOS

      The closing opinion of Clark, Gittens & Farmer, special Barbados counsel to the Troy Barbados, which is called for by Section 4.4(b) of the Note Purchase Agreement, shall be dated the date of Closing and addressed to the Purchasers, shall be satisfactory in scope and form to each Purchaser and shall be to the effect that:

      We have acted as special legal counsel to the Company in Barbados in connection with the Note Purchase Agreement, dated as of June __, 2004 (the "Note Purchase Agreement"), among the Company, Helen of Troy L.P., a Texas limited partnership, Helen of Troy, a Bermuda company and the purchasers identified therein. Capitalized terms used herein shall have the meaning given to them in the Note Purchase Agreement unless otherwise indicated.

      For the purposes of giving this opinion, we have examined an electronic copy of, together with facsimile signature pages thereto, the Note Purchase Agreement.

      We have also reviewed the memorandum of association and the by-laws of the Company, a certified extract of resolution passed a meeting of its directors held on ______________ as certified by the Secretary of the Company on ___________________, (the "Minutes"), and such other documents and made such enquiries as to questions of law as we have deemed necessary in order to render the opinion set forth below.

      We have assumed (a) the genuineness and authenticity of all signatures and the conformity to the originals of all copies (whether or not certified) examined by us and the authenticity and completeness of the originals from which such copies were taken; (b) that where a document has been examined by us in draft form, it will be or has been executed in the form of that draft, and where a number of drafts of a document have been examined by us all changes thereto have been marked or otherwise drawn to our attention; (c) the capacity, power and authority of each of the parties to the Note Purchase Agreement, other than the Company, to enter into and perform its respective obligations under the Note Purchase Agreement; (d) the due execution of the Note Purchase Agreement by each of the parties thereto, other than the Company, and the delivery thereof by each of the parties thereto; (e) the accuracy and completeness of all factual representations made in the Note Purchase Agreement and other documents reviewed by us; (f) that the resolutions contained in the Minutes remain in full force and effect and have not been rescinded or amended; (g) that there is no provision of the law of any jurisdiction, other than Barbados, which would have any implication in relation to the opinions expressed herein; and (h) the validity and binding effect under the laws of the State of New York (the "Foreign Laws") of the Note Purchase Agreement which is expressed to be governed by such Foreign Laws in accordance with its terms.

      The obligations of the Company under the Note Purchase Agreement (a) will be subject to the laws from time to time in effect relating to bankruptcy, insolvency, liquidation, possessory liens, rights of set off, reorganisation, amalgamation, moratorium or any other laws or legal

                                 EXHIBIT 4.4(b)
                          (to Note Purchase Agreement)
procedures, whether of a similar nature or otherwise, generally affecting the rights of creditors; (b) will be subject to statutory limitation of the time within which proceedings may be brought; and (c) will be subject to general principals of equity and, as such, specific performance and injunctive relief, being equitable remedies, may not be available.

      We have made no investigation of and express no opinion in relation to the laws of any jurisdiction other than Barbados. This opinion is to be governed by and construed in accordance with the laws of Barbados and is limited to and is given on the basis of the current law and practice in Barbados. This opinion is issued solely for your benefit and not to be relied upon by any other person, firm or entity or in respect of any other matter.

      On the basis of and subject to the foregoing, we are of the opinion that:

            1. The Company is a corporate body duly incorporated under the Companies Act of the laws of Barbados and licensed as an international business company under the International Business Companies Act of the laws of Barbados. The Company is validly existing under the laws of Barbados has the full corporate power and the corporate authority to conduct its business as it is being conducted at present and is in good standing.

            2. The Company has the necessary statutory and corporate power and authority to enter into and perform its obligations under the Note Purchase Agreement and to take all action as may be necessary to complete the transactions contemplated by the Note Purchase Agreement.

            3. The execution, delivery and performance by the Company of the Note Purchase Agreement, does not and will not (a) violate any law, decree, order or regulation or order of Barbados, or (b) violate any provision of the corporate instruments or by-laws of the Company; or (c) to our knowledge violate any order, writ, injunction or decree of any court or governmental or regulatory authority or agency or any arbitral award applicable to the Company, or (d) to our knowledge result in a breach of, constitute a default under, require any consent under, or result in the acceleration or required prepayment of indebtedness pursuant to the terms of, any agreement or instrument to which the Company is a party or by which it is bound or to which it is subject; or (e) to our knowledge result in the creation or imposition of any lien or encumbrance upon any property of the Company pursuant to the terms of any agreement

            4. The Company has taken all corporate action required to authorize its execution, delivery and performance of the Note Purchase Agreement. The Note Purchase Agreement has been duly executed and delivered by or on behalf of the Company, and constitutes the valid and binding obligations of the Company in accordance with the terms thereof.

            5. No order, consent, approval, license, authorization or validation of or exemption by or registration with any government or public body or authority of Barbados or any sub-division thereof is required to authorize or is required in connection

                                   E-4.4(b)-2
      with the execution, delivery, performance and enforcement of the Note Purchase Agreement.

            6. The Note Purchase Agreement will not be subject to ad valorem stamp duty in Barbados.

            7. The choice of the Foreign Laws as to the governing law of the Note Purchase Agreement is a valid choice of law and would be recognised and given effect to in any action brought before a court of competent jurisdiction in Barbados, except for those laws (i) which such court considers to be procedural in nature, (ii) which are revenue or penal laws or (iii) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of Barbados. There are no reasons, of which we are aware, for avoiding the choice of New York law in respect of the Note Purchase Agreement, on the grounds that such choice is contrary to public policy under the laws of Barbados.

            8. The submission by the parties to the jurisdiction of the Courts of the State of New York or of the United States of America for the Southern District of New York will be upheld by the courts of Barbados and the courts of Barbados will stay an action commenced in Barbados, on the Note Purchase Agreement.

            9. Any final in personam judgement for recovery of a definite sum of money (other than a judgement for taxes, a fine or other penalty) under the Note Purchase Agreement which is rendered against the Company by a foreign court having personal jurisdiction over the parties to the action and having jurisdiction over the subject matter of the action, and which is valid, conclusive and enforceable in such jurisdiction, will be enforceable in Barbados.

            10. None of the Purchasers will violate any law or regulation in Barbados by reason only of their entering into any of the Note Purchase Agreement, or performing their obligations thereunder. It is not necessary that any of the Purchasers should be licensed, qualified or otherwise entitled to carry on business in Barbados (a) in order to enable such party to enforce its rights under the Note Purchase Agreement, or any one of them, or (b) by reason of the execution, deliver and performance of the Note Purchase Agreement.

            11. All payments by the Company under the Note Purchase Agreement may be made free and clear of, and without deduction for any income taxes, duties or withholding tax imposed by any governmental authority in Barbados.

            12. The financial and payment obligations of the Company under the Note Purchase Agreement rank at least equally and rateably (pari passu) in point of priority and security with all other unsecured and unsubordinated obligations of the Company.

            13. There is no applicable usury or other law limiting the payment of interest in Barbados that may restrict the recovery of payments in accordance with the Note Purchase Agreement.

                                   E-4.4(b)-3

      The opinion of Clark, Gittens & Farmer, shall cover such other matters relating to the sale of the Notes as each Purchaser may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and other officers of the Obligors and its Subsidiaries.

                                   E-4.4(b)-4

                   FORM OF OPINION OF SPECIAL BERMUDA COUNSEL
                             TO THE PARENT GUARANTOR

      The closing opinion of Conyers Dill & Pearman, special Bermuda counsel to the Parent Guarantor, which is called for by Section 4.4(c) of the Note Purchase Agreement, shall be dated the date of Closing and addressed to the Purchasers, shall be satisfactory in scope and form to each Purchaser and shall be to the effect that:

      We have acted as special legal counsel in Bermuda to the Company in connection with the Note Purchase Agreement, dated as of June __, 2004 (the "Note Purchase Agreement"), among the Company, Helen of Troy L.P., a Texas limited partnership, Helen of Troy Limited, a Barbados company and the purchasers identified therein. Capitalized terms used herein shall have the meaning given to them in the Note Purchase Agreement unless otherwise indicated.

      For the purposes of giving this opinion, we have examined an electronic copy of, together with facsimile signature pages thereto, the Note Purchase Agreement.

      We have also reviewed the memorandum of association and the by-laws of the Company, a certified extract of resolution passed a meeting of its directors held on ______________ as certified by the Secretary of the Company on ___________________, (the "Minutes"), and such other documents and made such enquiries as to questions of law as we have deemed necessary in order to render the opinion set forth below.

      We have assumed (a) the genuineness and authenticity of all signatures and the conformity to the originals of all copies (whether or not certified) examined by us and the authenticity and completeness of the originals from which such copies were taken; (b) that where a document has been examined by us in draft form, it will be or has been executed in the form of that draft, and where a number of drafts of a document have been examined by us all changes thereto have been marked or otherwise drawn to our attention; (c) the capacity, power and authority of each of the parties to the Note Purchase Agreement, other than the Company, to enter into and perform its respective obligations under the Note Purchase Agreement; (d) the due execution of the Note Purchase Agreement by each of the parties thereto, other than the Company, and the delivery thereof by each of the parties thereto; (e) the accuracy and completeness of all factual representations made in the Note Purchase Agreement and other documents reviewed by us; (f) that the resolutions contained in the Minutes remain in full force and effect and have not been rescinded or amended; (g) that there is no provision of the law of any jurisdiction, other than Bermuda, which would have any implication in relation to the opinions expressed herein; and (h) the validity and binding effect under the laws of the State of New York (the "Foreign Laws") of the Note Purchase Agreement which is expressed to be governed by such Foreign Laws in accordance with its terms.

      The obligations of the Company under the Note Purchase Agreement: (a) will be subject to the laws from time to time in effect relating to bankruptcy, insolvency, liquidation, possessory liens, rights of set off, reorganisation, amalgamation, moratorium or any other laws or legal procedures, whether of a similar nature or otherwise, generally affecting the rights of creditors; (b) will be subject to statutory limitation of the time within which proceedings may be brought;

                                 EXHIBIT 4.4(c)
                          (to Note Purchase Agreement)

(c) will be subject to general principals of equity and, as such, specific performance and injunctive relief, being equitable remedies, may not be available; (d) may not be given effect to by a Bermuda court, whether or not it was applying the Foreign Laws, if and to the extent they constitute the payment of an amount which is in the nature of a penalty and not in the nature of liquidated damages. Notwithstanding any contractual submission to the jurisdiction of specific courts, a Bermuda court has inherent discretion to stay or allow proceedings in the Bermuda courts.

      We express no opinion as to the enforceability of any provision of the Note Purchase Agreement which provides for the payment of a specified rate of interest on the amount of a judgment after the date of judgment or which purports to fetter the statutory powers of the Company.

      We have made no investigation of and express no opinion in relation to the laws of any jurisdiction other than Bermuda. This opinion is to be governed by and construed in accordance with the laws of Bermuda and is limited to and is given on the basis of the current law and practice in Bermuda. This opinion is issued solely for your benefit and not to be relied upon by any other person, firm or entity or in respect of any other matter.

      On the basis of and subject to the foregoing, we are of the opinion that:

            1. The Company is duly incorporated and existing under the laws of Bermuda.

            2. The Company has the necessary statutory and corporate power and authority to enter into and perform its obligations under the Note Purchase Agreement and to take all action as may be necessary to complete the transactions contemplated by the Note Purchase Agreement.

            3. The execution, delivery and performance by the Company of the Note Purchase Agreement, does not and will not (a) violate any law, decree, order or regulation or order of Bermuda, or (b) violate any provision of the corporate instruments or by-laws of the Company; or (c) to our knowledge violate any order, writ, injunction or decree of any court or governmental or regulatory authority or agency or any arbitral award applicable to the Company, or (d) to our knowledge result in a breach of, constitute a default under, require any consent under, or result in the acceleration or required prepayment of indebtedness pursuant to the terms of, any agreement or instrument to which the Company is a party or by which it is bound or to which it is subject; or (e) to our knowledge result in the creation or imposition of any lien or encumbrance upon any property of the Company pursuant to the terms of any agreement

            4. The Company has taken all corporate action required to authorize its execution, delivery and performance of the Note Purchase Agreement. The Note Purchase Agreement has been duly executed and delivered by or on behalf of the Company, and constitutes the valid and binding obligations of the Company in accordance with the terms thereof.

                                   E-4.4(c)-2

            5. No order, consent, approval, license, authorization or validation of or exemption by any government or public body or authority of Bermuda or any sub-division thereof is required to authorize or is required in connection with the execution, delivery, performance and enforcement of the Note Purchase Agreement.

            6. It is not necessary or desirable to ensure the enforceability in Bermuda of the Note Purchase Agreement that it be registered in any register kept by, or filed with, any governmental authority or regulatory body in Bermuda.

            7. The Note Purchase Agreement will not be subject to ad valorem stamp duty in Bermuda.

            8. The choice of the Foreign Laws as to the governing law of Note Purchase Agreement is a valid choice of law and would be recognised and given effect to in any action brought before a court of competent jurisdiction in Bermuda, except for those laws (i) which such court considers to be procedural in nature, (ii) which are revenue or penal laws or (iii) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of Bermuda.

            9. The submission by the parties to the jurisdiction of the Courts of the State of New York or of the United States of America for the Southern District of New York will be upheld by the courts of Bermuda and the courts of Bermuda will stay an action commenced in Bermuda, on the Note Purchase Agreement.

            10. Any final in personam judgement for recovery of a definite sum of money (other than a judgement for taxes, a fine or other penalty) under the Note Purchase Agreement which is rendered against the Company by a foreign court having personal jurisdiction over the parties to the action and having jurisdiction over the subject matter of the action, and which is valid, conclusive and enforceable in such jurisdiction, will be enforceable in Bermuda.

            11. None of the Purchasers will violate any law or regulation in Bermuda by reason only of their entering into any of the Note Purchase Agreement, or performing their obligations thereunder. It is not necessary that any of the Purchasers should be licensed, qualified or otherwise entitled to carry on business in Bermuda (a) in order to enable such party to enforce its rights under the Note Purchase Agreement, or any one of them, or (b) by reason of the execution, deliver and performance of the Note Purchase Agreement.

            12. All payments by the Company under the Note Purchase Agreement may be made free and clear of, and without deduction for any income taxes, duties or withholding tax imposed by any governmental authority in Bermuda.

            13. The financial and payment obligations of the Company under the Note Purchase Agreement rank at least equally and rateably (pari passu) in point of priority and security with all other unsecured and unsubordinated obligations of the Company.

                                   E-4.4(c)-3

            14. There is no applicable usury or other law limiting the payment of interest in Bermuda that may restrict the recovery of payments in accordance with the Note Purchase Agreement.

      The opinion of Conyers Dill & Pearman, shall cover such other matters relating to the sale of the Notes as each Purchaser may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and other officers of the Obligors and its Subsidiaries.

                                   E-4.4(c)-4

                       FORM OF OPINION OF SPECIAL COUNSEL
                                TO THE PURCHASERS

      The closing opinion of Chapman and Cutler LLP, special counsel to the Purchasers, called for by Section 4.4 of the Note Purchase Agreement, shall be dated the date of Closing and addressed to each Purchaser, shall be satisfactory in form and substance to each Purchaser and shall be to the effect that:

            1. Troy L.P. is a corporation, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the corporate power and the corporate authority to execute and deliver the Note Purchase Agreement and to issue the Notes.

            2. The Note Purchase Agreement has been duly authorized by all necessary corporate action on the part of the Obligors, has been duly executed and delivered by the Obligors and constitutes the legal, valid and binding contract of the Obligors enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

            3. The Notes have been duly authorized by all necessary corporate action on the part of the Company and the Notes being delivered on the date hereof have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

            4. The issuance, sale and delivery of the Notes and the execution and delivery of the Subsidiary Guaranty under the circumstances contemplated by the Note Purchase Agreement and the Subsidiary Guaranty do not, under existing law, require the registration of the Notes or the Subsidiary Guaranty under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

                                 EXHIBIT 4.4(d)
                          (to Note Purchase Agreement)

      The opinion of Chapman and Cutler LLP shall also state that the opinions of [_________________], General Counsel to the Parent Guarantor, and Baker McKenzie, special counsel to the Company, are satisfactory in scope and form to Chapman and Cutler LLP and that, in their opinion, the Purchasers are justified in relying thereon. With respect to matters of fact upon which such opinion is based, Chapman and Cutler LLP may rely on appropriate certificates of public officials and officers of the Company and upon representations of the Company and the Purchasers delivered in connection with the issuance and sale of the Notes.

      In rendering the opinion set forth in paragraph 1 above, Chapman and Cutler LLP may rely, as to matters referred to in paragraph 1, solely upon an examination of the [Partnership Agreement] certified by, and a certificate of good standing of the Company from, the Secretary of State of the State of Texas, and the general business corporation law of the State of Texas. The opinion of Chapman and Cutler LLP is limited to the laws of the State of New York, the general business corporation law of the State of Texas and the Federal laws of the United States.

                                   E-4.4(d)-2

                   FORM OF OPINION OF SPECIAL BARBADOS COUNSEL
                                TO THE PURCHASERS

      The closing opinion of Chancery Chambers, special Barbados counsel to the Purchasers, which is called for by Section 4.4(e) of the Note Purchase Agreement, shall be dated the date of Closing and addressed to the Purchasers, shall be satisfactory in scope and form to each Purchaser and shall be to the effect that:

      We have acted as special Barbados counsel in connection with the transactions contemplated by the Note Purchase Agreement (the "Note Purchase Agreement"), dated as of June __, 2004, among Helen of Troy L.P. a Texas limited partnership (the "Issuer"), Helen of Troy Limited, a Bermuda company (the "Parent Guarantor"), and Helen of Troy Limited, a Barbados company ("HOT Barbados"), and the Purchasers named in Schedule A to the Note Purchase Agreement (the "Purchasers").

      In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the following documents:

      (i) an executed copy of the Note Purchase Agreement, including inter alia the guaranty by HOT Barbados for the benefit of the holders of the Notes; and

      (ii) the officer's certificate (the "HOT Barbados Officer's Certificate"), issued on behalf of HOT Barbados by a duly authorised officer of HOT Barbados as to inter alia the incumbency of certain officers and directors, and annexing thereto (a) the certificate and articles of incorporation of HOT Barbados (the "HOT Barbados Corporate Instruments"), (b) the by-laws of HOT Barbados (the "HOT Barbados By-Laws"), (c) the licence issued to HOT Barbados pursuant to International Business Companies Act of Barbados (the "HOT Barbados Licence"), (d) the share register of HOT Barbados (the "HOT Barbados Share Register"), and (e) the resolutions adopted by the Board of Directors of HOT Barbados, authorising HOT Barbados to execute and deliver Note Purchase Agreement, the Subsidiary Guaranty and any other documents to which HOT Barbados is a party, and approving the transactions contemplated by and described in the documents to which HOT Barbados is a party.

      Capitalised terms used herein shall have the meaning given to them in the Note Purchase Agreement unless otherwise indicated.

      We have also considered such questions of law and have examined such statutes and regulations, records, certificates and other documents and have made such other investigations, inquiries, searches or examinations as we have considered necessary for the purpose of our opinions expressed herein.

                                 EXHIBIT 4.4(e)
                          (to Note Purchase Agreement)

      In our examination of the foregoing documents, we have assumed the genuineness of all signatures, the authenticity and completeness of all documents submitted to us as originals, and the conformity to original documents of all documents submitted to us as notarial, true, certified, conformed, photostatic or telecopied copies thereof; and the completeness and accuracy of all facts set forth in official public records and certificates and other documents issued by public officials.

      We have also assumed, as a basis for the opinions hereafter expressed:

      (i) that the Note Purchase Agreement has been executed and delivered by all of the parties thereto (including HOT Barbados) in accordance with the laws of the State of New York (the "Foreign Applicable Jurisdiction"), by which is stated to be governed, interpreted, construed and enforced;

      (ii) that under the laws of the Foreign Applicable Jurisdiction, the Note Purchase Agreement is in form and content, legal, valid and binding in accordance with its terms, and constitutes a legal, valid, binding and enforceable obligation of the parties thereto;

      (iii) that (a) the Issuer is not required under any applicable law to be licensed or registered in Barbados, (b) that the Notes are not registered in Barbados, and (c) the Issuer will not sell or otherwise distribute any Notes in Barbados;

      (iv) the accuracy and completeness of all factual representations made in the Note Purchase Agreement;

      (v) that each of the parties to the Note Purchase Agreement (other than HOT Barbados) has the necessary power and capacity to execute and deliver the Note Purchase Agreement and to perform all its obligations thereunder; and

      (vi) the due authorisation by all necessary corporate action and the due execution and delivery of the Note Purchase Agreement by each of the parties thereto (other than HOT Barbados).

      In rendering the opinions set forth herein, we have relied (without independent check or verification) as to certain matters of fact solely upon the HOT Barbados Officer's Certificate.

      We are qualified to practise law only in Barbados and have made no investigation of laws of any jurisdiction other than the laws of Barbados, and express no opinion in relation to the laws of any jurisdiction other than Barbados. This opinion is limited to the laws of Barbados as applied by the courts of Barbados and is limited to and is given on the basis of the current law and practice in Barbados. We undertake no responsibility to update or supplement this letter after the date hereof.

                                   E-4.4(e)-2

      Based upon the foregoing and subject to the limitations, qualifications and assumptions set forth herein, it is our opinion that:

      1. HOT Barbados is a body corporate duly incorporated under the Companies Act of the laws of Barbados and licensed as an international business company under the International Business Companies Act of the laws of Barbados. HOT Barbados is validly existing under the laws of Barbados has the full corporate power and the corporate authority to conduct its business as it is being conducted at present and is in good standing.

      2. HOT Barbados has the necessary statutory and corporate capacity and power to enter into, execute and deliver the Note Purchase Agreement, and to take all action as may be necessary to complete the transactions contemplated by the Note Purchase Agreement.

      3. The execution, delivery and performance by HOT Barbados of the Note Purchase Agreement, do not and will not:

            (a) violate any law or regulation or order of Barbados, applicable to HOT Barbados; or

            (b) conflict with the HOT Barbados Corporate Instruments, the HOT Barbados By-Laws, the HOT Barbados Licence;

            (c) to our knowledge violate any order, writ, injunction or decree of any court or governmental or regulatory authority or agency or any arbitral award applicable to HOT Barbados; or

            (d) to our knowledge result in a breach of, constitute a default under, require any consent under, or result in the acceleration or required prepayment of indebtedness pursuant to the terms of, any agreement or instrument to which HOT Barbados is a party or by which it is bound or to which it is subject; or

            (e) to our knowledge result in the creation or imposition of any lien or encumbrance upon any property of HOT Barbados pursuant to the terms of any agreement.

      4 The execution and delivery of the Note Purchase Agreement and the performance by HOT Barbados of its obligations thereunder have been duly authorised by all necessary corporate action of HOT Barbados. The Note Purchase Agreement has been duly executed and delivered by HOT Barbados, and constitutes the legal, valid and binding obligations of HOT Barbados, enforceable against HOT Barbados in accordance with its terms.

      5. All shares in the capital of HOT Barbados have been issued to and are registered in the name of the Parent Guarantor. The guarantee transactions contemplated in the Note Purchase Agreement constitute permitted financial assistance by HOT Barbados under section 54 of the Companies Act of the laws of Barbados.

      6. No order, consent, approval, licence, authorisation or validation of or exemption by or registration with any government or public body or authority of Barbados or any sub-division thereof is required to authorise or is required or advisable in connection with the execution, delivery, performance and enforcement of the Note Purchase Agreement.

                                   E-4.4(e)-2

      7. The Note Purchase Agreement will not be subject to ad valorem stamp duty in Barbados. Except for the stamp duty of Ten Barbados Dollars (BDS$10.00) payable in respect of the Note Purchase Agreement to ensure its enforceability and admissibility in evidence, no further stamp duty, registration fees or documentary taxes or duties are payable in Barbados in respect of the Note Purchase Agreement.

      8. Under the laws of Barbados, the choice of New York law as the law governing the Note Purchase Agreement, is valid and enforceable and New York law would be recognised as valid and would be applied to the Note Purchase Agreement in any action brought before the courts of Barbados, provided that such choice of law was bona fide (in the sense that it was not made with a view to avoiding the consequences of the laws of any other jurisdiction), and provided that such choice of law is not contrary to public policy, as that term is applied by the courts of Barbados. There are no reasons, of which we are aware, for avoiding the choice of New York law in respect of the Note Purchase Agreement, on the grounds that such choice is contrary to public policy under the laws of Barbados.

      9. The submission by the parties to the jurisdiction of the courts of the Foreign Applicable Jurisdiction will be upheld by the courts of Barbados and the courts of Barbados will stay an action commenced in Barbados, provided that:

            (i) the section in the Note Purchase Agreement requiring submission to the jurisdiction of the courts of the Foreign Applicable Jurisdiction is valid under the laws of the Foreign Applicable Jurisdiction (being the applicable law of the Note Purchase Agreement);

            (ii) there is no law or regulation binding on the courts of Barbados rendering the submission to the jurisdiction clause of no effect (as in the case where a statute implements an international convention, to which Barbados is a party); and

            (iii) the submission to the jurisdiction is not contrary to public policy, (in the sense that it was not made with a view to prejudicing any legitimate claim of the plaintiff, such as depriving the plaintiff of security for the claim, requiring an unreasonable limitation not applicable under the laws of Barbados, or rendering it impossible for the matter to be adjudicated or adjudicated in a fair an impartial manner for political, racial or other reasons).

            In relation to causes of action, reasonably anticipated under the Note Purchase Agreement in which the parties submit to the jurisdiction of the courts of the Foreign Applicable Jurisdiction, there is, to our knowledge, no law or regulation binding on the courts of Barbados rendering the submission to the jurisdiction clause of no effect by reason of the fact that the proper application of the statute implementing an international convention relevant to such cause of action, necessarily implies such an effect.

      10. Any final in personam judgement for recovery of a definite sum of money (other than a judgement for taxes, a fine or other penalty) under the Note Purchase Agreement which is rendered against either HOT Barbados by a foreign court having personal jurisdiction over the parties to the action and having jurisdiction over the subject matter of the action, and which is valid, conclusive and enforceable in such jurisdiction, will not

                                   E-4.4(e)-2
            automatically be enforceable in Barbados. Proceedings to enforce such a judgement must be initiated by way of common law action before a court of competent jurisdiction in Barbados. A Barbados court will normally order summary judgement on the basis that there is no defence to the claim for payment without an investigation of the merits of the original action unless the court of Barbados to which such judgement is represented determines that (i) the judgement was not rendered under a system of due process of law,
            (ii) the foreign court did not have personal jurisdiction over HOT Barbados, (iii) the foreign court did not have jurisdiction over the subject matter, (iv) HOT Barbados did not receive appropriate notice of the proceedings in sufficient time to enable it to defend, (v) the judgement was obtained by fraud, (vi) the obligations upon which the judgement was obtained would have been subject to defence under the laws of Barbados, (vii) the cause of action on which the judgement is based is repugnant to the public policy of Barbados,
            (viii) the proceedings in the foreign court were contrary to an agreement between the parties under which the dispute in question was to be settled otherwise than by proceedings in that court, (ix) the foreign court was a seriously inconvenient forum for the trial of the action, or (x) the judgement conflicts with another final and conclusive judgement.

      11. None of the Purchasers will violate any law or regulation in Barbados by reason only of their entering into the Note Purchase Agreement, or performing their obligations thereunder. It is not necessary that any of the Purchasers should be licensed, qualified or otherwise entitled to carry on business in Barbados (a) in order to enable such party to enforce its rights under the Note Purchase Agreement, or (b) by reason of the execution of any of the Note Purchase Agreement; except that in respect of any action before a court in Barbados, such party, as a foreign plaintiff, may be required to pay security for costs into court.

      12. Assuming that all of the parties to the Note Purchase Agreement (other than HOT Barbados) are not resident in Barbados, (or if so resident are entitled to special tax benefits under the laws of Barbados), there is no withholding tax or other tax to be deducted from any payment, whether of interest, principal, fee, penalty or otherwise, to be made by HOT Barbados pursuant to the Note Purchase Agreement.

      13. The financial and payment obligations of HOT Barbados under the Note Purchase Agreement rank at least equally and rateably (pari passu) in point of priority and security with all other unsecured and unsubordinated debt obligations of HOT Barbados.

      14. There is no applicable usury or other law applicable to HOT Barbados, limiting the payment of interest in Barbados, that may restrict the recovery of payments in accordance with the Note Purchase Agreement.

            The foregoing opinions are subject to the following qualifications and limitations:-

            (a) For the purpose of our opinion, the term "to our knowledge" means that, while we have not made any investigations or inquiries, we have in the course of acting in connection herewith acquired no knowledge and received no

                                   E-4.4(e)-2
                  information to cause us to believe that the statements qualified by that expression are not correct.

            (b) The term "enforceable" as used in this opinion means that the obligations assumed by a party under a specified document are of a type which the Barbados courts enforce. It does not mean that those obligations will necessarily be enforced in all circumstances in accordance with their terms. In particular:

                  (i) enforcement may be limited by any winding-up, administration, bankruptcy, insolvency, reorganisation, moratorium or similar laws affecting creditors' rights generally;

                  (ii) a Barbados court will not necessarily grant any remedy the availability of which is subject to equitable considerations or which is otherwise in the discretion of the court. In particular, orders for specific performance and injunctions are, in general, discretionary remedies under Barbados law and specific performance is not available where damages are considered by the court to be an adequate alternative remedy;

                  (iii) claims may become barred by prescription, limitation or lapse of time, or may be or become subject to defences of set-off or counterclaim;

                  (iv) where obligations are to be performed in a jurisdiction outside Barbados, these may not be enforceable in Barbados to the extent that performance would be illegal under the laws of that jurisdiction;

                  (v) enforcement may be restricted by the principles relating to the frustration of contracts by events happening after their execution; and

                  (vi) enforcement may be limited to the extent that performance would be illegal or contrary to public policy under the laws of Barbados or any other applicable jurisdiction and a Barbados court may take into account the law of the place of performance in relation to the manner of performance and to the steps to be taken in the event of defective performance.

            (c) No opinion is expressed as to the enforceability of any provision in the Note Purchase Agreement:

                  (i) which purports to waive all defences which might be available to, or constitute a discharge of the liability of HOT Barbados;

                  (ii) to the extent it purports exculpate any person from liability in respect of acts or omissions which may be illegal, fraudulent or involve its wilful misconduct;

                  (iii) which asserts that any certificate or determination by or of the Purchasers shall be conclusive, because a court may permit to be introduced for the purpose of showing such certificate or determination to be incorrect;

                  (iv) which provides for the severability of illegal or unenforceable provisions;

                  (v) which states that amendments or waivers of or with respect to any document that are not in writing will not be effective; or

                                   E-4.4(e)-2

                  (vi) which purports to charge a rate or rates of interest after the occurrence of an event of default or other default under any document which exceeds the rate or rates applicable prior thereto, as additional interest imposed by the Note Purchase Agreement might be held to constitute a penalty and the provisions of that clause imposing additional interest would thus be held to be void.

            (d) Barbados courts are prepared to render judgement for a monetary amount in foreign currencies but the judgement may be converted into Barbados currency for enforcement purposes. Foreign currency amounts claimed in a Barbados liquidation must be converted into Barbados currency at the rate prevailing at the commencement of the liquidation.

      This opinion is intended solely for the benefit of the persons to whom it is addressed, and to any assignee thereof, in connection with certain aspects of the transactions contemplated by the Note Purchase Agreement. This opinion is not to be transmitted to any other person, nor is it to be relied upon by any of the persons to whom it is addressed or by any other person for any other purpose, or quoted or referred to in any public document or filed with any governmental agency or other person without prior written consent.

      The opinion of Chancery Chambers, shall cover such other matters relating to the sale of the Notes as each Purchaser may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and other officers of the Obligors and its Subsidiaries.

                                   E-4.4(e)-2

                   FORM OF OPINION OF SPECIAL BERMUDA COUNSEL
                                TO THE PURCHASERS

      The closing opinion of Appleby Spurling Hunter, special Bermuda counsel to the Purchasers, which is called for by Section 4.4(f) of the Note Purchase Agreement, shall be dated the date of Closing and addressed to the Purchasers, shall be satisfactory in scope and form to each Purchaser and shall be to the effect that:

      We have acted as your special legal counsel in Bermuda in connection with the Note Purchase Agreement, dated as of June __, 2004 (the "Note Purchase Agreement"), among the Company, Helen of Troy L.P., a Texas limited partnership, Helen of Troy Limited, a Barbados company and the purchasers identified therein. Capitalized terms used herein shall have the meaning given to them in the Note Purchase Agreement unless otherwise indicated.

      For the purposes of giving this opinion, we have examined an electronic copy of, together with facsimile signature pages thereto, the Note Purchase Agreement.

      We have also reviewed the memorandum of association and the by-laws of the Company, a certified extract of resolution passed a meeting of its directors held on ______________ as certified by the Secretary of the Company on ___________________, (the "Minutes"), and such other documents and made such enquiries as to questions of law as we have deemed necessary in order to render the opinion set forth below.

      We have assumed (a) the genuineness and authenticity of all signatures and the conformity to the originals of all copies (whether or not certified) examined by us and the authenticity and completeness of the originals from which such copies were taken; (b) that where a document has been examined by us in draft form, it will be or has been executed in the form of that draft, and where a number of drafts of a document have been examined by us all changes thereto have been marked or otherwise drawn to our attention; (c) the capacity, power and authority of each of the parties to the Note Purchase Agreement, other than the Company, to enter into and perform its respective obligations under the Note Purchase Agreement; (d) the due execution of the Note Purchase Agreement by each of the parties thereto, other than the Company, and the delivery thereof by each of the parties thereto; (e) the accuracy and completeness of all factual representations made in the Note Purchase Agreement and other documents reviewed by us; (f) that the resolutions contained in the Minutes remain in full force and effect and have not been rescinded or amended; (g) that there is no provision of the law of any jurisdiction, other than Bermuda, which would have any implication in relation to the opinions expressed herein; and (h) the validity and binding effect under the laws of the State of New York (the "Foreign Laws") of the Note Purchase Agreement which is expressed to be governed by such Foreign Laws in accordance with its terms.

      The obligations of the Company under the Note Purchase Agreement: (a) will be subject to the laws from time to time in effect relating to bankruptcy, insolvency, liquidation, possessory liens, rights of set off, reorganisation, amalgamation, moratorium or any other laws or legal procedures, whether of a similar nature or otherwise, generally affecting the rights of creditors;

                                 EXHIBIT 4.4(f)
                          (to Note Purchase Agreement)

(b) will be subject to statutory limitation of the time within which proceedings may be brought; (c) will be subject to general principals of equity and, as such, specific performance and injunctive relief, being equitable remedies, may not be available; (d) may not be given effect to by a Bermuda court, whether or not it was applying the Foreign Laws, if and to the extent they constitute the payment of an amount which is in the nature of a penalty and not in the nature of liquidated damages. Notwithstanding any contractual submission to the jurisdiction of specific courts, a Bermuda court has inherent discretion to stay or allow proceedings in the Bermuda courts.

      We express no opinion as to the enforceability of any provision of the Note Purchase Agreement which provides for the payment of a specified rate of interest on the amount of a judgment after the date of judgment or which purports to fetter the statutory powers of the Company.

      We have made no investigation of and express no opinion in relation to the laws of any jurisdiction other than Bermuda. This opinion is to be governed by and construed in accordance with the laws of Bermuda and is limited to and is given on the basis of the current law and practice in Bermuda. This opinion is issued solely for your benefit and not to be relied upon by any other person, firm or entity or in respect of any other matter.

      On the basis of and subject to the foregoing, we are of the opinion that:

            1. The Company is duly incorporated and existing under the laws of Bermuda.

            2. The Company has the necessary statutory and corporate power and authority to enter into and perform its obligations under the Note Purchase Agreement and to take all action as may be necessary to complete the transactions contemplated by the Note Purchase Agreement.

            3. The execution, delivery and performance by the Company of the Note Purchase Agreement, does not and will not (a) violate any law, decree, order or regulation or order of Bermuda, or (b) violate any provision of the corporate instruments or by-laws of the Company; or (c) to our knowledge violate any order, writ, injunction or decree of any court or governmental or regulatory authority or agency or any arbitral award applicable to the Company, or (d) to our knowledge result in a breach of, constitute a default under, require any consent under, or result in the acceleration or required prepayment of indebtedness pursuant to the terms of, any agreement or instrument to which the Company is a party or by which it is bound or to which it is subject; or (e) to our knowledge result in the creation or imposition of any lien or encumbrance upon any property of the Company pursuant to the terms of any agreement

            4. The Company has taken all corporate action required to authorize its execution, delivery and performance of the Note Purchase Agreement. The Note Purchase Agreement has been duly executed and delivered by or on behalf of the Company, and

                                  E-4.4(f)- 2
      constitutes the valid and binding obligations of the Company in accordance with the terms thereof.

            5. No order, consent, approval, license, authorization or validation of or exemption by any government or public body or authority of Bermuda or any sub-division thereof is required to authorize or is required in connection with the execution, delivery, performance and enforcement of the Note Purchase Agreement.

            6. It is not necessary or desirable to ensure the enforceability in Bermuda of the Note Purchase Agreement that it be registered in any register kept by, or filed with, any governmental authority or regulatory body in Bermuda.

            7. The Note Purchase Agreement will not be subject to ad valorem stamp duty in Bermuda.

            8. The choice of the Foreign Laws as to the governing law of Note Purchase Agreement is a valid choice of law and would be recognised and given effect to in any action brought before a court of competent jurisdiction in Bermuda, except for those laws (i) which such court considers to be procedural in nature, (ii) which are revenue or penal laws or (iii) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of Bermuda.

            9. The submission by the parties to the jurisdiction of the Courts of the State of New York or of the United States of America for the Southern District of New York will be upheld by the courts of Bermuda and the courts of Bermuda will stay an action commenced in Bermuda, on the Note Purchase Agreement.

            10. Any final in personam judgement for recovery of a definite sum of money (other than a judgement for taxes, a fine or other penalty) under the Note Purchase Agreement which is rendered against the Company by a foreign court having personal jurisdiction over the parties to the action and having jurisdiction over the subject matter of the action, and which is valid, conclusive and enforceable in such jurisdiction, will be enforceable in Bermuda.

            11. None of the Purchasers will violate any law or regulation in Bermuda by reason only of their entering into any of the Note Purchase Agreement, or performing their obligations thereunder. It is not necessary that any of the Purchasers should be licensed, qualified or otherwise entitled to carry on business in Bermuda (a) in order to enable such party to enforce its rights under the Note Purchase Agreement, or any one of them, or (b) by reason of the execution, deliver and performance of the Note Purchase Agreement.

            12. All payments by the Company under the Note Purchase Agreement may be made free and clear of, and without deduction for any income taxes, duties or withholding tax imposed by any governmental authority in Bermuda.

                                   E-4.4(f)- 3

            13. The financial and payment obligations of the Company under the Note Purchase Agreement rank at least equally and rateably (pari passu) in point of priority and security with all other unsecured and unsubordinated obligations of the Company.

            14. There is no applicable usury or other law limiting the payment of interest in Bermuda that may restrict the recovery of payments in accordance with the Note Purchase Agreement.

      The opinion of Appleby Spurling Hunter, shall cover such other matters relating to the sale of the Notes as each Purchaser may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and other officers of the Obligors and its Subsidiaries.

                                   E-4.4(f)- 4